                         Allmerica Financial Services
                  ------------------------------------------
                                       June 30, 1998






                              Semi-Annual Report



[ARTWORK APPEARS HERE]



                                                           1998

                                                               -----------------
                                                               Table of Contents
                                                               -----------------

General Information ..................................................    2

A Letter from the President ..........................................    3

Performance Disclosure ...............................................    4

Domestic & International Equity Market Overview ......................    6
Select Aggressive Growth Fund ........................................    8
Select International Equity Fund .....................................    9
Growth Fund ..........................................................   10
Equity Index Fund ....................................................   11

Bond & Money Market Overview .........................................   12
Investment Grade Income Fund .........................................   14
Government Bond Fund .................................................   15
Money Market Fund ....................................................   16

Financials ...........................................................   F-1

See Client Notices on page F-43.

A particular Fund may not be available under the group variable annuity which you have chosen. The Prospectus of the group annuity product you have chosen will indicate which Funds are available. Inclusion in this semi-annual report of a Fund which is not available under your policy is not to be considered a solicitation.

-------------------
General Information
-------------------

OFFICERS OF FIRST ALLMERICA
FINANCIAL LIFE INSURANCE COMPANY


John F. O'Brien, President, CEO
Edward J. Parry, III, Vice President, CFO and Treasurer
Abigail M. Armstrong, Secretary and Counsel


INVESTMENT MANAGER
Allmerica Financial Investment Management Services, Inc.
440 Lincoln Street, Worcester, MA 01653/1/


GENERAL DISTRIBUTOR
Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street, Boston, MA 02110


CUSTODIAN
Bankers Trust Company
16 Wall Street, New York, NY 10005


LEGAL COUNSEL
Ropes & Gray
One International Place, Boston, MA 02110


ADMINISTRATOR
First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581


OFFICERS OF ALLMERICA INVESTMENT TRUST (AIT)
Richard M. Reilly, President
Thomas P. Cunningham, Treasurer
George M. Boyd, Secretary


BOARD OF TRUSTEES OF AIT
John F. O'Brien, Chairman
P. Kevin Condron/2/
Cynthia A. Hargadon/2/
Gordon Holmes/2/
John P. Kavanaugh
Bruce E. Langton/2/
Attiat F. Ott/2/
Richard M. Reilly
Ranne P. Warner/2/


INVESTMENT SUB-ADVISERS
Allmerica Asset Management, Inc.
440 Lincoln Street, Worcester, MA 01653
   Equity Index Fund
   Investment Grade Income Fund
   Government Bond Fund
   Money Market Fund


Bank of Ireland Asset Management (U.S.) Limited
U.S. Offices: 20 Horseneck Lane, Greenwich, CT 06830
Main Offices: 26 Fitzwilliam Place, Dublin 2, Ireland
   Select International Equity Fund


Miller Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19428
   Growth Fund


Nicholas-Applegate Capital Management, L.P.
600 West Broadway - Suite 2900, San Diego, CA 92101
   Select Aggressive Growth Fund


/1/ Replaced Allmerica Investment Management Company, Inc. as Investment Manager effective April 16, 1998.

/2/ Independent Trustees

                                                     ---------------------------
                                                     A Letter from the President
                                                     ---------------------------
[PHOTO OF
JOHN F. O'BRIEN
APPEARS HERE]

Dear Client:

The first half of 1998 was marked by considerable divergence in the investment world. European stock markets produced very strong investment returns while Japan struggled and the emerging markets declined precipitously. The U.S. exhibited very strong economic growth in the first quarter which led to a continued rise in our stock market. As signs of slower economic growth developed in the second quarter, the bond market rallied and long term interest rates dropped to their lowest level in almost 30 years.

Even as the market continues to advance, many of our managers have noted that it is being carried by relatively few stocks. For example, during the second quarter, 14 of the largest stocks increased over 20% while the remaining 486 stocks in the S&P 500(R) actually declined almost 2%. These 14 stocks have an average P/E ratio of over 42x trailing earnings and are thought to be highly overvalued by some managers. These kinds of figures help explain the apparent poor performance of many small- and mid-cap managers as well as those who pursue a value style of investing.

As investment professionals, we know that markets do not increase forever and that different investment styles go in and out of favor. That is why we offer a broad range of investment options and urge you to maintain a widely diversified portfolio. With this in mind, we continue to look at ways to enhance our manager line-up while still offering distinct investment options.

In February of this year we introduced two new funds. The Select Emerging Markets Fund invests in developing countries around the world. While this has obviously been an underperforming sector of the market over the last six months, we believe it will be an important longer term addition to the diversity of our overall portfolio. The Select Strategic Growth Fund invests in stocks of financially strong companies which have been out of favor but now show signs of strong growth potential. For more information on these and all of our funds, please read the market overviews and managers' commentaries found later in this report.

The Investment Operations Committee continues to conduct its disciplined quarterly evaluation process. In February 1998, they presented your Board with an alternative investment manager for the Select Capital Appreciation Fund. Effective April 1, 1998, T. Rowe Price Associates assumed sub-advisory responsibility for this fund. This firm brings an outstanding track record of producing superior returns with relatively low volatility by following a highly diversified mid-cap growth investment strategy. While replacing a manager is never easy, the committee and the Trustees of Allmerica Investment Trust continue to demonstrate that they will make the necessary changes as we seek to offer you an array of superior investment managers.

Thank you for your business. We will continue to work hard to earn your trust.



On behalf of the Board of Trustees,


/s/ John F. O'Brien

John F. O'Brien

President, CEO
First Allmerica Financial Life Insurance Company

----------------------
Performance Disclosure
----------------------


Allmerica IRA
Average Annual Total Returns as of 6/30/98

Total returns for the fund options shown in this report do not reflect fees charged on the separate account level. Refer to the disclosure of the specific product for such fee information.

For more information about the performance of the underlying funds, see the Performance Reviews beginning on page 8.




Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                    Overview

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Domestic & International Equity Market Overview
-----------------------------------------------
----
1993: A year of low interest rates and strong growth in the emerging markets.
----

----
1994: Federal Reserve Board raises interest rates six times stalling equity
----
markets even while corporate earnings continued to grow.

----
1995: Favorable economic conditions result in large gains for the U.S. equity
----
markets. Europe turns in strongest performance of international equity markets.

----
1996: Despite a volatile marketplace, the U.S. stock market performs well.
----
Internationally, European countries post the most impressive gains.

----
1997: Robust economic growth, declining interest rates and low unemployment
----
produce a third consecutive year of unprecedented gains for the U.S. stock market.

----
1998: Economic problems throughout Asia have drastically different effects on
----
both U.S. and international equity markets for the first half of 1998.

Entering 1998, a steady U.S. economy marked by low-to-declining interest rates, little inflation and strong economic growth boded well for stocks overall. However, economic problems throughout Asia had drastically different effects on the market and now Asian markets are beginning to exert a restraining influence on the U.S. and Europe as well.

During the first six months of 1998, the Asian crisis precipitated a flight to quality as investors sought safety in big U.S. stocks. While this flight to quality produced strong returns, especially for those companies with excellent earnings and very little exposure to Asia, it also caused the market's performance to become extremely tiered. Only a small number of stocks actually earned sizable returns while most were relatively flat or posted losses. In fact, during the second quarter, only a handful of stocks accounted for 100% of the gain in S&P 500(R) Index.

The flight to quality also caused large-cap stocks to clearly beat out their small- and mid-cap counterparts as investors sought out consistent earnings and highly liquid stocks. Curiously, investors held fast to their large-cap bias even in the face of rising valuations, as the average stock price rose to nearly 30 times company earnings.

But not all large caps stocks benefited. Performance was specifically concentrated in the growth- oriented arena as different indices produced vastly different results. The Russell 1000 Growth Index, for example, outperformed the Russell 1000 Value Index 20.4% to 12.2%, respectively.

Sector performance was also mixed for the first part of 1998. Motor Vehicles was a top performer as U.S. auto sales sped to record highs. Auto stocks also benefited from corporate restructuring initiatives as Ford Motor Company, spun-off Associates First Capital Corp., and Chrysler agreed


                           [TIME LINE APPEARS HERE]

              A steady economy marked        Declining commodity
              by low interest rates          prices in oil, copper    [GRAPHIC
              and strong economic growth     and coffee cause          APPEARS
              bodes well for stocks.         emerging markets of       HERE]
                                             Latin America to suffer.
1998     JAN                          FEB                           MAR
--------------------------------------------------------------------------------

                           [GRAPHIC    Uncertain about the    U.S. manufacturing
                            APPEARS    effects of the Asian   suffers due to
                            HERE]      crisis, the Federal    decreased demand
                                       Reserve adopts a wait  from Asia.
                                       and see approach to
                                       interest rates.

                                 -----------------------------------------------
                                 Domestic & International Equity Market Overview
                                 -----------------------------------------------


to merge with Daimler Benz. PC manufacturers also benefited as corporate spending both in the U.S. and Europe appeared to be on the rise.

But the economic turmoil in Asia also decreased the overall demand for U.S. goods and services. This lower demand seemed to cause other sectors of the market, particularly manufacturing, to suffer as the National Association of Purchasing Management Index fell below 50 for the first time since 1996. Separately, Energy Services, which was hurt by a drop in oil prices, also lost ground.

International equity markets produced divergent results with developed markets faring better than emerging markets. Europe, for instance, remained fairly immune from the Asia crisis as it moved closer to monetary union. With key European economies adopting stronger fiscal measures and companies embracing U.S.-style efficiencies, a bull market is developing in many countries.

The Mediterranean region in particular generated strong results, although some investors avoided Italy and Portugal where concerns about local inflation surfaced. Overall, Germany and France led the pack in Europe as they both showed signs of continued economic recovery. And the U.K. stock market performed well as steady growth continued -- in the absence of inflation.

In contrast, the markets of Asia continued to struggle for the first six months of the year. In Japan, a range of problems plagued the economy. While the stock market started the year optimistically, decreasing demand for Japanese exports from Pacific Basin countries, rising unemployment, growing corporate bankruptcies and worsening banking problems, all drove the market lower by the end of the second quarter.

But while the financial problems in this corner of the world were certainly damaging, not all economies were affected equally. China, for example, experienced a slowdown, but its currency along with the Hong Kong dollar remained stable during the first half of the year.

Simultaneously with Asia's problems, Latin America had a rough time as well. Not only has this part of the world felt the effects of the flight to quality by foreign investors, but declining commodity prices in oil, coffee and copper have particularly hurt the economies of Mexico, Brazil, Columbia and Chile.

Heading into the second half of 1998, low inflation, low interest rates and generally sound economies bode well for U.S. and European equity markets.

At the same time, investors are worried about slower earnings growth in the U.S. and the effects the financial turmoil in the Far East will have throughout the world.


                           [TIME LINE APPEARS HERE]


          Many European     [GRAPHIC             Auto stocks fare
          stock markets      APPEARS             well from corporate
          benefit from a     HERE]               restructuring.
          developing bull
          market.

    APR                                 MAY                 JUN
--------------------------------------------------------------------------------

    [GRAPHIC   Large-cap U.S. growth           [GRAPHIC    Investors remain
     APPEARS   stocks benefit from              APPEARS    cautious about the
     HERE]     the flight to quality            HERE]      effect the financial
               due to renewed                              turmoil in Asia will
               concerns in Asian                           have throughout the
               markets.                                    world.

-----------------------------
Select Aggressive Growth Fund
-----------------------------

Posting a return of 16.27% for the six-month period ended June 30, 1998, the Select Aggressive Growth Fund outperformed the 5.66% return of the Russell 2500 Index for the same period.

Superior stock selection in the financial services and technology sectors boosted Fund results during the first half of the year. Finance companies, in particular, benefited from credit-quality stabilization, a direct result of slower bankruptcy rates.

Holdings within the technology sector, specifically PC manufacturers, started to benefit from corporate spending primarily in the U.S. and Europe. The focus on building information technology infrastructure to maintain and enhance global competitiveness in general spurred growth.

The Fund's exposure to stocks within the health care services, consumer services and insurance services sectors also benefited overall performance. Holdings within these sectors that exhibited strong performance included HBO & Co. and Equitable Companies, Inc.

The Fund is currently overweighted in four sectors: consumer non-durables (apparel), consumer durables (home furnishings), retail (clothing chains) and technology (software and telecommunications).

For the remainder of the year, the managers' outlook is quite optimistic. While the Asian financial crisis will be a source of ongoing negative earnings surprises, U.S. economic fundamentals remain strong. Low inflation, moderate growth and high employment rates continue to provide a favorable backdrop -- and bode well for stocks of those companies which can produce consistent earnings results.

Investment Sub-Adviser

Nicholas-Applegate Capital
 Management, L.P.

About the Fund

Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

    Computers and
         Software 17%
       Technology 12%
Consumer Products 10%
           Retail  9%
          Finance  8%
    Durable Goods  8%
    Capital Goods  6%
  Health Services  4%
 Consumer Service  4%

            Other 22%


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                          Average Annual Total Returns
--------------------------------------------------------------------------------



 Years ended June 30, 1998                  1 Year       5 Years    Life of Fund
 Select Aggressive Growth Fund              29.31%       18.49%        20.85%
 Russell 2500 Index                         18.10%       17.31%        18.90%
 Lipper Capital Appreciation Fund Average   22.12%       16.02%        17.22%


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                    Growth of a $10,000 Investment Since 1992
--------------------------------------------------------------------------------

                           [Line Graph appears here]

                 Select Aggressive        Russell 2500
Date                Growth Fund               Index

8/92                  $10,000                $10,000
6/98                  $30,288                $27,532


The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 263 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

                                                --------------------------------
                                                Select International Equity Fund
                                                --------------------------------

For the six-month period ended June 30, 1998, the Select International Equity Fund returned 18.43% outpacing the 16.08% return of the Morgan Stanley EAFE Index for the same period.

Continuing their upward momentum of the past two years, European financial stocks again served as the linchpins of a strong equity market. The Fund's financial holdings, such as Banco de Santander, were standout performers, driven by low interest rates, the prospects of ongoing economic recovery and bank consolidations.

Stocks benefiting from worldwide growth in telecommunications were the largest contributors to the Fund's positive performance. Germany's Mannesmann led the charge of telecomm-related stocks, as increasing earnings and massive expansion of its customer base propelled results. U.K. holding, Vodafone, also benefited from the increasing worldwide use of cellular phone technology.

Good news also came from stocks which represented the leading consumer franchises sector in the portfolio. Nestle, the world's largest food maker, rose as sales increased and recent acquisitions showed the potential for further cost-savings. Cadbury Schweppes also continued solid performance. Its recent acquisitions of two bottlers in the U.S. promise increased control over its distribution in key markets. Health care issues, such as Zeneca, and insurance holding, Swiss Reinsurance also contributed favorably to results.

Most of the portfolio's negative contributions came from stocks exposed to Asia and selected holdings in Mexico.

Looking ahead, the Fund managers remain focused on European companies, particularly in the telecom, pharmaceutical and financial sectors, as they believe these issues should prove to benefit the Fund.

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund
 Select International Equity Fund      14.30%         NA          14.30%
 Morgan Stanley EAFE Index             06.38%       10.34%        08.50%
 Lipper International Fund Average     08.19%       12.22%        09.36%

--------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1994
--------------------------------------------------------------------------------

                           [Line Graph appears here]

Date             Select International Equity Fund      Morgan Stanley EAFE Index

5/94                          $10,000                           $10,000
6/98                          $17,448                           $14,048


The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 576 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Bank of Ireland Asset Management (U.S.) Limited

About the Fund

Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------

As of June 30, 1998, the country allocation of net assets was:

                             [GRAPH APPEARS HERE]

  United Kingdom 29%
     Switzerland 13%
           Japan 13%
     Netherlands 10%
         Germany  9%
          France  6%
       Australia  5%
Cash Equivalents  6%
           Other  9%

--------------
Growth Fund
--------------
Posting a total return of 14.90% for the six-month period ended June 30, 1998, the Growth Fund underperformed the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of 1998, the 50 largest stocks in the S&P 500(R) Index again outperformed the market by a significant margin. While this Fund owned 20 of the 50 largest, negative earnings revisions and poor values scores forced the managers to avoid the others.

Also, negatively impacting Fund performance were several stock selection and sector allocation decisions. The poorest stock selections for the portfolio crossed several industries. Retail stocks such as CompUSA and Office Depot missed their earnings targets, amid concerns of overvaluation for the sector. Oil drilling services firms, particularly ENSCO International and Nabors Industries, were hurt by pessimistic energy announcements. But most of the underperformance came from the Fund's exposure to tobacco companies, specifically Philip Morris, RJR Nabisco Holdings and Loews Corporation. Below-market allocation and individual stock selection in health care also hurt overall results. Positive contributors to the Fund included Ford Motor Company, the single largest contributor with a 38% second quarter return, and Chrysler, which did well due to the takeover offer by Daimler Benz. Telephone services companies, such as MCI and WorldCom, and technology stocks, such as Microsoft, also aided performance.

The portfolio remains diversified across all economic sectors of the market an retains both growth and value characteristics. Although the market is currently tilted toward growth, the managers have adopted a slight bias toward value stocks.



Investment Sub-Adviser

Miller Anderson & Sherrers, LLP

About the Fund

Seeks long-term growth of capital by investing in stocks that are believed to represent significant potential for capital appreciation.

--------------------------------------------------------------------------------
                              Portfolio Composition
--------------------------------------------------------------------------------
As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

                  Durable Goods 21%
                        Finance 16%
            Chemicals and Drugs 11%
                     Technology  8%
              Consumer Products  7%
                         Energy  7%
Computer Equipment & Technology  4%
               Consumer Staples  4%
                         Retail  4%
                          Other 18%

--------------------------------------------------------------------------------
                          Average Annual Total Returns
--------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years

 Growth Fund                           22.68%       19.37%        16.59%

 S&P 500(R) Index                      30.17%       23.06%        18.54%

 Lipper Growth Fund Average            25.39%       18.91%        16.13%


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                    Growth of a $10,000 Investment Since 1988
--------------------------------------------------------------------------------

                           [Line Graph appears here]

Date                      Growth Fund             S&P 500(R) Index

6/88                       $10,000                    $10,000
6/98                       $46,428                    $54,791

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 1068 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------------------------------------------------------------

Equity Index Fund
-------------------------------------------------------------------------------

For the six-month period ended June 30, 1998, the Equity Index Fund returned 17.40%, slightly less than the 17.72% return of the S&P 500(R) Index for the same period.

For the first half of 1998, the stock market was preoccupied with the continuing financial crisis in Asia. In fact, a decline in U.S. exports to that part of the world possibly caused the National Association of Purchasing Management index to fall below 50 for the first time since 1996.

Economic indicators for the first half of this year also signaled a lack of domestic inflation, although market participants remained concerned about growth in the manufacturing sector.

The two highest performing industries within the S&P 500(R) Index were Motor Vehicles and Business Machines which posted returns of 44% and 40.5%, respectively. Within the Motor Vehicles sector, U.S. auto sales buoyed results, as this group experienced record high sales. Shares of Ford and Chrysler, for example, finished the half year mark as the top performers in this group with returns in excess of 60%.

Within the Business Machines industry, shares of Dell Computer and Unisys Corp each generated returns of more than 100%.

Entering the third quarter, the market remains focused on the current situation in Asia and its potential impact on corporate profits. With inventories building and manufacturing slowing, the Fund managers expect slower economic growth as they continue to adhere to the Fund's investment objective to replicate returns of the S&P 500(R) Index.

-------------------------------------------------------------------------------
                          Average Annual Total Returns
-------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years    Life of Fund
 Equity Index Fund                      29.51%       22.24%        20.78%

 S&P 500(R) Index                       30.17%       23.06%        21.51%

 Lipper S&P 500(R) Index Fund Average   29.39%       22.55%        21.04%

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                   Growth of a $10,000 Investment Since 1990
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    Inception Date
                         9/90             6/98

Equity Index Fund     $   10,000       $  43,228

*** S&P 500(R) Index  $   10,000       $  45,248


The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index is a non-weighted index of 94 funds within the S&P 500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund
Seeks to replicate the returns of the S&P 500(R) Index.

-------------------------------------------------------------------------------
                              Portfolio Composition
-------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

Finance 18%

Durable Goods 16%

Chemicals and Drugs 14%

Technology 10%

Consumer Products 9%

Energy 7%

Utilities 7%

Consumer Staples 7%

Retail 5%

Other 7%

-------------------------------------------------------------------------------
Bond Money Market Overview
-------------------------------------------------------------------------------

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

1997: Low inflation and declining interest rates fuel the bond market, which enjoys its best returns since 1995.

1998: Performance of the U.S. bond market is significantly affected by the turmoil in Asia for the first half of 1998.

In much the same fashion as the equity market, the performance of the U.S. bond market was significantly affected by the turmoil in Asia during the first half of 1998. Given this backdrop, some sectors of the market fared well, while others struggled.

Starting off on a positive note, the U.S. economy appeared strong with Gross Domestic Product (GDP) rising nearly 5.4% in the first quarter. Low inflation, favorable credit conditions and higher equity valuations all drove this strong economic growth and price stability. As growth continued, fixed income investors grew nervous and anticipated that the Federal Reserve would raise interest rates to ward off inflation.

But, as Asia's markets grew weaker, growth in the U.S. slowed. So, the Federal Reserve adopted a "wait and see" approach regarding any moves toward tightening or relaxing monetary policy.

Bond investors, on the other hand, quickly reacted to these developments. Initially content, they worried that the economy was growing too fast only to gain comfort from the slowing effect of the Asian crisis. Their concerns drove interest rates which rose during the first quarter only to fall to new lows during the second quarter.

Corporate credit issues also went on a roller coaster ride. The volatility in foreign exchanges and global markets, caused a flight to quality preference for U.S. Treasuries. Coupled with concerns about future growth of the U.S. economy and the expected level of corporate profits, corporate bond spreads widened causing investment grade corporates to lag comparable duration Treasuries by 24 basis points for the first six months of the year. Although spreads initially narrowed from their levels in January, they reversed course again in June,

                           [TIME LINE APPEARS HERE]

Ongoing financial crisis in Asia causes a flight to quality for both stock and bond investors.

[GRAPHIC APPEARS HERE]

Long-term U.S. Treasuries deliver their best performance in years as investors favor their inherent safety.

[GRAPHIC APPEARS HERE]

Uncertain about the potential effects of the Asian crisis on the U.S., the Federal Reserve adopts a wait and see approach to changing interest rates.

-------------------------------------------------------------------------------

Bond & Money Market Overview
-------------------------------------------------------------------------------


widening to levels not seen in six years. Surprisingly, the actual credit quality of U.S. issuers remained at its best level in years, as ratings upgrades outpaced downgrades in the market, unlike previous periods of under performance in this sector.

The yield on the 30-year bond fell to 5.62%, its lowest level in decades. But it fell only modestly for shorter term issues. Overall, Treasuries outperformed selected fixed income instruments and contributed to the overall 3.93% gain in the market as measured by the Lehman Aggregate Bond Index.

Despite a poor showing in the second quarter, the high yield market remained the best-performing fixed income sector for the first half of 1998. As with investment grade corporate bonds, high yield issues suffered during the second quarter in part from the renewed uncertainty surrounding emerging markets as well as from the diminished flows of cash into high yield bond funds.

The significant declines in long-term interest rates had a major impact on the mortgage market. With some of the lowest rates in years, homeowners refinanced in record numbers, causing prepayments on mortgage-backed securities to increase, adversely affecting their returns.

Entering the second half of 1998, solid fundamentals remain firmly in place for the U.S. bond market. As investors continue to watch for signs of recovery in Asia, the Federal Reserve is likely to maintain its neutral monetary policy. Given this scenario, the outlook for Treasuries and highly rated corporates should remain particularly favorable.

[GRAPHIC APPEARS HERE]

Mortgage-backed securities lose ground amid record mortgage refinancing.

[GRAPHIC APPEARS HERE]

Investors continue to watch for signs of recovery in Asia, causing the outlook for U.S. Treasuries to remain favorable.

Investors flight to quality benefits highly rated corporate bonds.

[GRAPHIC APPEARS HERE]

High-yield issues suffer due to renewed uncertainty in the emerging markets.

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Investment Grade Income fund
-------------------------------------------------------------------------------

For the six-month period ended June 30, 1998, the Investment Grade Income Fund posted a 3.96% return versus 3.92% for the Lehman Brothers Aggregate Bond Index for the same period.

For the first half of 1998, the bond market posted solid returns as interest rates declined and the economy stayed strong. U.S. Treasuries performed strongly as investors sought high-quality investments. Investment grade corporates lagged comparable duration Treasuries, as spreads widened due to credit concerns from the Asian turmoil. Mortgage-backed securities (MBS) were particularly weak, as consumers refinanced mortgages.

The Fund benefited from its heavy concentration in the media sector. Although corporate spreads in general widened, selected media issues benefited from positive credit developments. For example, the record-breaking merger between TCI and AT&T prompted yield spreads to narrow for TCI paper on the expectations that a ratings upgrade from BBB to A would result.

The managers' decision to increase exposure to domestic banks also benefited the Fund. Specifically, they sold issues of Banco Santander and Merita to buy Chase Manhattan and BankBoston. While the Fund's strategy has emphasized regional banks for some time, the new purchases take advantage of an ongoing trend toward large bank mergers.

The Fund managers are concerned about low interest rates and the implied volatility for MBS in the near term. Given this, they have a neutral position in MBS while looking for opportunities in an out of favor sector. The principal overweighting is in corporate bonds where fundamental credit-quality remains strong despite concerns about Asia.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund

The Fund's objective is to generate a high level of total return, by investing in highly diversified, investment grade, fixed-income securities.

-------------------------------------------------------------------------------
                              Portfolio Composition
-------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

U.S. Government and
Agency Obligations 48%


Corporate Notes
and Bonds 36%


Asset-Backed Securities 15%

Other 1%

-------------------------------------------------------------------------------
Average Annual Total Returns
-------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years
 Investment Grade Income Fund          10.25%        6.61%         9.06%

 Lehman Brothers Aggregate Bond Index  10.54%        6.88%         9.07%

 Lipper Intermediate Investment         9.42%        6.12%         8.30%
 Grade Fund Average

-------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1988
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date     Investment Grade Income Fund     Lehman Brothers Aggregate Bond Index

6/88               $10,000                                $10,000
6/98               $23,794                                $23,817


The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $100 million. The Lipper Intermediate Investment Grade Fund Average tracks the performance of 239 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------------------------------------------------------------

Government Bond Fund
-------------------------------------------------------------------------------

For the first half of 1998, the Government Bond Fund provided a total return of 3.20% for the six-month period ended June 30, 1998, slightly less than the 3.39% return of the Lehman Intermediate Government Bond Index for the same period.

Spurred by a federal budget surplus, the Southeast Asian economic crisis and still-favorable inflation, a dramatic bond market rally marked the first half of 1998. This favorable economic position plus increasing demand for high-quality bonds caused the benchmark 30-year Treasury bond to decline by 31 basis points.

The managers responded by increasing the Fund's exposure to agency bonds and mortgage-backed securities. Because spreads on agencies, in particular, have widened, lower prices have resulted -- making them more attractive alternatives to Treasuries than at any time in the last two years.

Next, the managers chose to marginally increase holdings of mortgage-backed securities over year-end levels. At the same time, though, they've taken steps to reduce overall exposure to potential refinancing activity by homeowners by investing in lower coupon securities.

Going forward, the Fund managers plan to continue investing in higher spread instruments to generate greater income potential for investors. Given the good news that is already reflected in bond prices, the managers are keeping a neutral duration in the Fund relative to the benchmark. They recognize that there is a slim possibility that the Federal Reserve could raise interest rates in response to accelerating inflation and strong domestic growth -- and are therefore comfortable with a neutral interest rate position.

-------------------------------------------------------------------------------
                            Average Annual Total Returns
-------------------------------------------------------------------------------

 Years ended June 30, 1998                 1 Year       5 Years    Life of Fund
 Government Bond Fund                       7.81%         5.44%         6.86%

 Lehman Intermediate Government Bond Index  8.38%         5.91%         7.18%

 Lipper Short-Intermediate                  7.00%         5.11%         6.37%
 U.S. Government Fund Average

-------------------------------------------------------------------------------
                    Growth of a $10,000 Investment Since 1991
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date    Government Bond Fund         Lehman Intermediate Government Bond Index

8/91          $10,000                                  $10,000
8/98          $15,757                                  $16,064


The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Fund Average is the non-weighted average performance of 104 funds existing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund

Generates high income while seeking to preserve capital and maintain liquidity by investing in debt instruments issued or guaranteed by the U.S. Government or its agencies.

-------------------------------------------------------------------------------
                              Portfolio Composition
-------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

U.S. Government
Agency Obligations 45%


U.S. Government
Notes and Bonds 41%


Asset-Backed Securities 11%

Other 3%

-------------------------------------------------------------------------------

Money Market Fund
-------------------------------------------------------------------------------

The Money Market Fund reported a total return of 2.74% for the six-month period ended June 30, 1998. That compared to the 2.48% return of the IBC/Donoghue First Tier Money Market Index for the same period.

As 1998 began, concerns surfaced that an overheating economy could prompt the Federal Reserve to raise interest rates. But as the Asian currency crisis spread and foreign demand slowed, a decline in both durable goods orders and the National Association of Purchasing Managers Index, indicated that inflationary pressure remained subdued -- and no action was taken by the Fed.

Given this economic environment, the Money Market Fund continued to focus on its three primary objectives of preserving capital, maintaining liquidity and earning attractive current income during the first half of this year. The managers overweighted the Fund's allocation to commercial paper and were successful in identifying a number of attractively valued securities.

Entering the second half of 1998, the Fund managers anticipate that the Federal Reserve will maintain its neutral monetary policy.

Given this scenario, they will continue to emphasize commercial paper holdings and short-medium term notes in the portfolio as corporate fundamentals remain positive. They also plan to gain maximum liquidity by using a combination of agency securities and repurchase agreements without sacrificing yield for the Fund.


Investment Sub-Adviser
Allmerica Asset Management, Inc.

About the Fund

Strives to maximize current income for investors while preserving capital and liquidity.

-------------------------------------------------------------------------------
                              Portfolio Composition
-------------------------------------------------------------------------------

As of June 30, 1998, the sector allocation of net assets was:

                             [GRAPH APPEARS HERE]

Corporate Notes and Bonds 32%


Commercial Paper 48%


Cash Equivalents 17%

Other 3%

-------------------------------------------------------------------------------
                         Average Annual Total Returns
-------------------------------------------------------------------------------

 Years ended June 30, 1998             1 Year       5 Years      10 Years
 Money Market Fund                      5.57%        4.97%          5.74%

 IBC/Donoghue First Tier
 Money Market Index                     5.07%        4.57%          5.36%

 Lipper Money Market Fund Average       4.96%        4.54%          5.34%

-------------------------------------------------------------------------------
                   Growth of a $10,000 Investment Since 1988
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

Date      Money Market Fund    IBC/Donoghue First Tier Money Market Index

6/88           $10,000                           $10,000
6/98           $17,477                           $16,862


The Money Market Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is the average investment performance of 310 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                    Value
   Shares                                         (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 98.43%

           Computers and Software - 16.79%
  267,900  Apple Computer, Inc.*                $  7,685,381
  176,800  Autodesk Inc.                           6,828,900
  244,800  BMC Software, Inc.*                    12,714,300
  253,600  Cadence Design Systems, Inc.*           7,925,000
  168,800  Citrix Systems, Inc.*                  11,541,700
  178,900  Computer Task Group                     5,993,150
  162,100  Compuware Corp.                         8,287,363
  104,400  Comverse Technology, Inc.*              5,415,750
  154,100  Dell Computer Corp.*                   14,302,406
  181,100  Information Management Resources        6,123,444
  267,000  Learning Company, Inc.*                 7,909,875
  205,100  Paychex Inc.                            8,345,006
  212,000  PeopleSoft, Inc.*                       9,964,000
  118,300  Pomeroy Computer Resources, Inc.        3,083,194
  290,478  Siebel Systems, Inc.*                   9,367,916
                                                ------------
                                                 125,487,385
                                                ------------

           Technology - 11.77%
  169,800  Applied Power, Inc.                     5,836,875
  182,200  Avid Technology, Inc.*                  6,103,700
  445,200  DSP Communications*                     6,121,500
  164,400  EMC Corp.*                              7,367,175
   87,500  Microsoft Corp.*                        9,482,813
  177,336  Network Associates, Inc.*               8,489,961
  298,000  Premisys Communications, Inc.*          7,412,750
  351,200  Unisys Corp.*                           9,921,400
  202,100  Veritas DGC, Inc.*                      7,788,550
  130,900  VISX Inc.*                             10,092,369
   59,300  Yahoo!, Inc.*                           9,339,750
                                                ------------
                                                  87,956,843
                                                ------------

           Consumer Products - 10.29%
  199,350  American Eagle Outfitters*              7,687,434
  442,600  Burlington Industries. Inc.*            6,224,063
  468,200  Best Buy Co., Inc.*                    16,913,725
  250,100  Intimate Brands, Inc.                   6,893,381
  139,800  Maytag Corp.                            6,902,625
  219,900  Nautica Enterprises, Inc.*              5,896,069
  350,000  Safeskin Corp.*                        14,393,750
   90,800  Timberland Co. Class A*                 6,531,925
  249,700  Wolverline Worldwide Inc.               5,415,369
                                                ------------
                                                  76,858,341
                                                ------------

           Retail - 8.83%
  170,500  Costco Cos., Inc.*                     10,752,156
  290,700  Fingerhut Cos., Inc.                    9,593,100
  167,100  Fleming Cos., Inc.                      2,934,694
  248,200  Jones Apparel Group, Inc.*              9,074,813
  113,300  Michaels Stores, Inc.*                  3,997,366
  364,200  Pier 1 Imports, Inc.                    8,695,275
  262,000  Ross Stores, Inc.                      11,266,000
  400,800  TJX Cos., Inc.                          9,669,300
                                                ------------
                                                  65,982,704
                                                ------------

           Finance - 8.43%
  228,600  AmeriCredit Corp.                       8,158,163
  141,370  Bear Stearns Cos., Inc.                 8,040,419
  135,100  Capital One Financial Corp.            16,777,731
  106,300  Equitable Cos., Inc.                    7,965,856
  132,900  Financial Security Assurance            7,807,875
  219,300  Fidelity National Financial, Inc.       8,730,881
  150,900  Mutual Risk Management, Ltd.*           5,498,419
                                                ------------
                                                  62,979,344
                                                ------------

           Durable Goods - 8.36%
  100,300  Arvin Industries, Inc.                  3,642,144
  137,700  Caterpillar, Inc.                       7,280,888
  282,000  CIBER, Inc.*                           10,716,000
  131,300  Dana Corp.                              7,024,550
   64,600  Federal-Mogul Corp.                     4,360,500
  152,700  Ingersoll-Rand Co.                      6,728,344
   40,900  Johnson Controls, Inc.                  2,333,856
  130,200  Ladd Furniture, Inc.                    3,906,000
  123,700  Tellabs, Inc.*                          8,860,013
  383,000  Varco International, Inc.*              7,588,188
                                                ------------
                                                  62,440,483
                                                ------------

           Capital Goods - 5.57%
  183,700  Fleetwood Enterprises                   7,348,000
  103,700  Manitowoc Inc.                          4,186,888
  190,400  McDermott International, Inc.           6,556,900
   54,400  NACCO Industries, Inc., Class A         7,031,200
  283,800  Navistar International Corp.*           8,194,725
   82,500  Precision Castparts, Inc.               4,403,438
   94,800  Trinity Industries, Inc.                3,934,200
                                                ------------
                                                  41,655,351
                                                ------------

           Health Services - 4.45%
  150,200  Allegiance Corp.                        7,697,750
  226,800  General Nutrition Cos., Inc.*           7,059,150
  319,000  HBO & Co.                              11,244,750
  192,600  Integrated Health Services, Inc.        7,222,500
                                                ------------
                                                  33,224,150
                                                ------------

           Consumer Service - 3.71%
  218,100  AccuStaff, Inc.*                        6,815,625
  268,500  ACNielson Corp.*                        6,779,625
  268,600  FileNet Corp.*                          7,755,825
  192,000  Harte-Hanks, Inc.                       4,956,000
   26,100  Robert Half International, Inc.*        1,458,338
                                                ------------
                                                  27,765,413
                                                ------------

           Chemicals and Drugs - 3.52%
  129,200  Cooper Cos., Inc.*                      4,707,724
  247,300  Lyondell Petrochemical Co.              7,527,193
  154,900  Medicis Pharmaceutical Corp., Class A*  5,653,850
  171,200  Quintiles Transnational Corp.*          8,420,900
                                                ------------
                                                  26,309,667
                                                ------------

                       See Notes to Financial Statements.
------------------------------------------------------------------

--------------------------------------------------------------------------------
                          SELECT AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                   Value
   Shares                                                        (Note 2)
--------------------------------------------------------------------------------
           Electronics - 3.33%
  300,700  Inter-Tel Inc.                                     $  4,811,200
   58,100  Linear Technology Corp.                               3,504,156
   86,400  Sanmina Corp.*                                        3,747,600
   80,000  Thomas & Betts Corp.                                  3,940,000
  288,000  Vitesse Semiconductor Corp.*                          8,892,000
                                                              ------------
                                                                24,894,956
                                                              ------------

           Transportation Services - 2.29%
  241,200  Airborne Freight Corp.                                8,426,925
  244,000  Hunt (J.B.) Transport Services, Inc.                  8,692,500
                                                              ------------
                                                                17,119,425
                                                              ------------

           Real Estate - 2.23%
  284,000  Lennar Corp.                                          8,378,000
  276,000  Pulte Corp.                                           8,245,500
                                                              ------------
                                                                16,623,500
                                                              ------------

           Metals and Mining - 2.15%
  613,300  Bethlehem Steel Corp.*                                7,627,919
  165,900  Fluor Corp.                                           8,460,900
                                                              ------------
                                                                16,088,819
                                                              ------------

           Consumer Staples - 2.08%
  209,800  Danaher Corp.*                                        7,697,037
  235,500  Interstate Bakeries Corp.                             7,815,655
                                                              ------------
                                                                15,512,692
                                                              ------------
           Aerospace-Airlines - 1.94%
   59,000  Continental Airlines, Inc., Class B*                  3,591,624
   85,300  Northwest Airlines Corp., Class A*                    3,289,381
   82,000  United Technologies Corp.                             7,585,000
                                                              ------------
                                                                14,466,005
                                                              ------------

           Food Services - 1.87%
  355,500  Brinker International, Inc.                           6,843,374
  454,500  Buffets, Inc.                                         7,129,968
                                                              ------------
                                                                13,973,342
                                                              ------------




           Recreational Equipment - 0.82%
   78,500  Anchor Gaming*                                     $  6,093,563
                                                              ------------
           Total Common Stocks                                 735,431,983
           (Cost $563,594,887)                                ------------

Par Value

COMMERCIAL PAPER (A) - 2.00%

$14,929,000 Merrill Lynch, Pierce, Fenner and Smith
           6.10%, 07/01/98                                      14,929,000
                                                              ------------
           Total Commercial Paper                               14,929,000
           Cost ($14,929,000)                                 ------------

   Shares

INVESTMENT COMPANIES - 0.07%

    3,953  ILA Prime Obligation Money Market
           Fund                                                      3,953
  550,870  ILA Prime Obligation Portfolio Fund,
           Class B                                                 550,870
                                                              ------------
           Total Investment Companies                              554,823
           (Cost $554,823)                                    ------------


Total Investments - 100.50%                                    750,915,806
(Cost $579,078,710)                                           ------------
Net Other Assets and Liabilities - (0.50)%                      (3,728,569)
                                                              ------------
Net Assets - 100.00%                                          $747,187,237
                                                              ============

----------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $579,078,710. Net unrealized appreciation (depreciation) aggregated $171,837,096 of which $196,225,708 related to appreciated investment securities and $(24,388,612) related to depreciated investment securities.


OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $397,042,028 and $361,074,789 of non-governmental issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $109,045,807 and $109,199,150, respectively.



                       See Notes to Financial Statements.
               -----------------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                    Value
   Shares                                         (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 93.74%

           Australia - 4.58%
  656,320  National Australia Bank, Ltd.        $  8,677,849
1,373,000  News Corp., Ltd.                       11,233,182
1,062,800  Telstra Corp.                           2,731,296
                                                ------------
                                                  22,642,327
                                                ------------

           Canada - 0.52%
   42,550  Royal Bank of Canada                    2,558,985
                                                ------------

           Denmark - 0.46%
   23,770  Tele Danmark                            2,283,747
                                                ------------

           France - 6.13%
   29,211  Alcatel Alsthom                         5,947,820
   44,240  Axa                                     4,975,966
   57,180  Michelin, Class B                       4,061,670
   16,570  Total SA, Class B                       9,159,188
   28,845  Vivendi                                 6,159,567
                                                ------------
                                                  30,304,211
                                                ------------

           Germany - 8.91%
    2,799  Bayerische Motoren Werke (BMW) AG       2,826,787
   63,580  Bayerische Motoren Werke (BMW) AG (New)   835,032
   63,580  Bayerische Vereinsbank AG               5,412,639
  124,595  Hoechst AG                              6,225,949
  183,650  Mannesmann AG                          18,649,168
   99,220  Veba AG                                 6,768,377
    4,873  Viag AG                                 3,297,133
                                                ------------
                                                  44,015,085
                                                ------------

           Hong Kong - 1.04%
  210,600  HSBC Holdings                           5,150,839
                                                ------------

           Ireland - 0.13%
  218,900  Smurfit (Jefferson) Group                 651,268
                                                ------------

           Italy - 2.00%
  365,835  ENI                                     2,398,750
1,015,900  Telecom Italia                          7,481,667
                                                ------------
                                                   9,880,417
                                                ------------

           Japan - 12.77%
  523,000  Canon, Inc.                            11,914,733
  233,000  Dai Nippon Printing Co., Ltd.           3,732,516
  202,000  Honda Motor Co., Ltd.                   7,216,894
  281,000  Kao Corp.                               4,349,027
   22,700  Keyence Corp.                           2,478,990
  107,000  Murata Manufacturing Co., Ltd.          3,482,317
   44,000  Rohm Co., Ltd.                          4,534,606
  264,000  Shiseido Co., Ltd.                      3,009,069
  146,200  Sony Corp.                             12,635,351
  365,000  Takeda Chemical Industries, Ltd.        9,740,725
                                                ------------
                                                  63,094,228
                                                ------------
           Malaysia - 0.22%
  349,000  Hume Industries, Berhad                   262,365
1,181,200  Sime-Darby, Berhad                        813,983
                                                ------------
                                                   1,076,348
                                                ------------

           Mexico - 0.31%
  811,700  Grupo Financiero Banamex, Series B*     1,537,492
                                                ------------

           Netherlands - 9.60%
  181,762  ABN-Amro Holdings                       4,256,449
  283,495  Elsevier, NV                            4,281,749
  314,292  ING Groep, NV                          20,595,624
   91,525  Kloninklijke Ahold NV                   2,940,291
  129,160  Kloninklijke KPN NV                     4,975,391
   69,650  Kloninklijke Numico NV                  2,182,720
   88,380  Royal Dutch Petroleum                   4,904,565
  129,160  TNT Post Group NV*                      3,304,219
                                                ------------
                                                  47,441,008
                                                ------------

           Philippines - 0.20%
  748,130  San Miguel, Class B                       986,742
                                                ------------

           Portugal - 0.31%
   64,542  Electricidade De Portugal               1,501,318
                                                ------------

           Singapore - 2.04%
  673,000  City Developments, Ltd.                 1,885,199
  822,900  Development Bank of Singapore           4,566,240
  436,600  Fraser and Neave, Ltd., Ord             1,176,358
  367,233  Singapore Press                         2,462,748
                                                ------------
                                                  10,090,545
                                                ------------

           Spain - 1.80%
  315,620  Banco De Santander                      8,078,308
   17,350  Telefonica                                802,162
                                                ------------
                                                   8,880,470
                                                ------------

           Switzerland - 13.04%
    3,772  Alusuisse Lonza Holdings, REGD          4,792,530
    6,849  Nestle SA                              14,681,275
    8,971  Novartis AG                            14,952,654
      656  Roche Holdings AG                       6,452,566
    5,779  Schweiz Ruckverisch, REGD              14,639,268
   23,860  UBS AG, REGD                            8,886,641
                                                ------------
                                                  64,404,934
                                                ------------

           Thailand - 0.29%
1,155,000  Bangkok Bank Public Co., Ltd.           1,423,223
                                                ------------

           United Kingdom - 29.39%
  471,050  Barclays Bank, Plc                     13,590,930
1,285,150  B.A.T. Industries, Plc                 12,874,889
  517,000  Cable & Wireless, Plc                   6,284,350
  360,030  Cadbury Schweppes, Plc                  5,575,593
  666,040  Diageo, Plc                             7,895,817
  381,050  Glaxo Wellcome, Plc                    11,445,943



                       See Notes to Financial Statements.
-------------------------------------------------------------

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                          Value
   Shares                                               (Note 2)
--------------------------------------------------------------------------------
           United Kingdom (continued)
  541,850  Granada Group, Plc                         $  9,970,091
  209,360  Kingfisher, Plc                               3,373,335
  821,650  Ladbroke Group, Plc                           4,513,581
  728,650  Lloyds TSB Group, Plc                        10,201,416
  124,460  National Westminster, Plc                     2,225,654
  753,900  Prudential Corp., Plc                         9,938,122
  588,300  Safeway, Plc                                  3,855,467
  212,900  Scottish Power, Plc                           1,866,265
1,128,550  Shell Transportation & Trading, Plc           7,951,914
  379,700  Siebe, Plc                                    7,588,801
  545,750  TI Group, Plc                                 4,146,136
  905,650  Vodafone Group, Plc                          11,500,005
  242,650  Zeneca Group Ord                             10,420,527
                                                      ------------
                                                       145,218,836
                                                      ------------
           Total Common Stocks                         463,142,023
           (Cost $367,118,184)                        ------------

PREFERRED STOCK - 0.22%

  153,835  News Corp., Ltd. (Australia)               $  1,092,441
                                                      ------------
           Total Preferred Stock                         1,092,441
           (Cost $632,568)                            ------------


INVESTMENT COMPANIES - 6.22%

7,499,118  Federated Investors                           7,499,118
10,217,477 ILA Prime Obligation Portfolio Fund,
           Class B                                      10,217,477
13,015,168 SSgA Prime Money Market Fund                 13,015,168
                                                      ------------
           Total Investment Companies                   30,731,763
           (Cost $30,731,763)                         ------------

Total Investments - 100.18%                            494,966,227
(Cost $398,482,515)                                   ------------


Net Other Assets and Liabilities - (0.18)%                (887,549)
                                                      ------------
Net Assets - 100.00%                                  $494,078,678
                                                      ============


----------------------------------------
*      Non income producing security.



----------------------------------------------------------------------------
Industry Concentration of Common and Preferred Stocks
-----------------------------------------------------
       as Percentage of Net Assets:
       ----------------------------
Finance                                  16.54%
Chemicals and Drugs                      14.96
Banking                                   9.10
Telecommunications                        8.24
Durable Goods                             7.34
Electronics                               5.05
Consumer Goods and Services               4.98
Energy                                    4.66
Food and Beverage                         4.39
Business Services                         3.02
Transportation                            2.97
Utilities                                 2.80
Tobacco                                   2.61
Publishing                                2.12
Basic Materials                           1.98
Retail                                    1.28
Agriculture                               1.01
Leisure and Entertainment                 0.91
                                        ------
Total                                    93.96%
                                        ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                        SELECT INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                              Unrealized
  Currency     Contracts To    Settlement    Contracts At     In Exchange    Appreciation
    Value         Deliver         Dates          Value        for U.S. $    (Depreciation)
 -----------   ------------    ----------   -------------   -------------   --------------
  20,142,000        CHF         07/07/98     $ 13,308,614   $ 13,290,883   $    (17,731)
   7,542,000        CHF         07/31/98        4,996,569      5,114,607        118,038
   7,208,000        CHF         08/13/98        4,781,425      4,935,296        153,871
  10,865,000        DEM         07/17/98        6,031,886      6,065,427         33,541
   7,690,000        DEM         09/25/98        4,287,217      4,315,085         27,868
   3,594,000        GBP         07/27/98        5,991,917      5,968,376        (23,541)
 697,645,000        JPY         07/13/98        5,054,751      5,432,103        377,352
 669,603,000        JPY         08/18/98        4,878,569      5,049,796        171,227
 647,730,000        JPY         08/28/98        4,725,985      4,765,524         39,539
 665,622,000        JPY         09/16/98        4,869,934      4,671,033       (198,901)
                                             ------------   ------------   ------------
                                             $ 58,926,867   $ 59,608,130   $    681,263
                                             ============   ============   ============

----------------------------------------
CHF    Swiss Francs
DEM    Deutsche Marks
GBP    British Pounds
JPY    Japanese Yen



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $398,482,515. Net unrealized appreciation (depreciation) aggregated $96,483,712, of which $126,550,124 related to appreciated investment securities and $(30,066,412) related to depreciated investment securities.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $78,209,900 and $64,956,814 of non-governmental issuers, respectively.

At June 30, 1998, the value of the securities loaned and the value of collateral amounted to $31,307,212 and $32,910,960, respectively.

                       See Notes to Financial Statements.
-------------------------------------------------------------

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                           Value
   Shares                                                (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS - 94.08%

           Durable Goods - 21.22%
   10,700  Advanced Fibre Communications, Inc.*         $    428,670
  136,200  Ameritech Corp.                                 6,111,975
   14,500  Arrow Electronics, Inc.*                          315,375
   13,100  Arterial Vascular Engineer, Inc.*                 468,325
   10,900  At Home Corp.*                                    515,706
   11,700  Bell Atlantic Corp.                               533,812
  209,700  BMC Software, Inc.*                            10,891,294
    6,400  Broadcom Corp., Class A*                          471,200
  339,000  Case Corp.                                     16,356,750
    8,400  Caterpillar, Inc.                                 444,150
   11,400  Cellular Communication International,
           Inc.*                                             568,575
   61,900  CIENA Corp.*                                    4,309,788
   17,000  Computer Horizons Corp.*                          630,062
    8,800  Compuware Corp.*                                  449,900
  231,700  Cummins Engine Co., Inc.                       11,874,625
    3,800  Eaton Corp.                                       295,450
  397,100  Ford Motor Co.                                 23,428,900
  268,800  General Motors Corp.                           17,959,200
   32,836  Globalstar Telecommunication*                     886,572
  107,500  Goodyear Tire & Rubber Co.                      6,927,010
   10,700  Heftel Broadcasting Corp., Class A*               478,825
    7,400  Iridium World Commns, Ltd.*                       393,588
    7,600  Kennametal, Inc.                                  317,300
    5,300  Level 3 Communications, Inc.*                     392,200
   61,900  Lockheed Martin Corp.                           6,553,662
  130,600  LucasVarity Plc, ADR                            5,199,512
   19,800  Mapics, Inc.*                                     389,812
  193,100  MCI Communications Corp.                       11,223,938
   11,000  Nextlink Communications, Class A*                 416,625
   75,300  Northern Telecom, Ltd.                          4,273,275
   42,600  Orange, Plc*                                      451,671
   21,100  Paging Network, Inc.*                             295,400
   11,950  Parker-Hannifin Corp.                             455,595
   65,100  PPG Industries, Inc.                            4,528,520
   22,561  Qwest Communications International,
           Inc.*                                             786,827
       14  Raytheon Co., Class A*                                807
  186,800  SBC Communications                              7,472,000
  113,200  Sprint Corp.                                    7,980,600
    8,600  Standard Register Co.                             304,225
   21,400  Stratus Computer, Inc.*                           543,025
    8,200  Tecumseh Products Co., Class A                    433,062
   85,900  Tellabs, Inc.*                                  6,152,588
   65,600  Textron, Inc.                                   4,702,700
    7,300  Uniphase Corp.*                                   458,302
    7,900  United Video Satellite Group I*                   313,038
   16,100  Western Wireless Corp., CIass A*                  320,994
  200,689  WorldCom, Inc.*                                 9,720,872
                                                        ------------
                                                         178,426,302
                                                        ------------

           Finance - 15.51%
   70,890  Allstate Corp.                               $  6,490,866
  117,700  Ambac, Inc.                                     6,885,450
   42,100  American Express Co.                            4,799,400
   10,100  American General Corp.                            718,994
    4,000  AMVESCAP Plc, Sponsored ADR*                      196,500
   15,100  AON Corp.                                       1,060,775
       11  Associates First Capital Corp.                        875
    9,900  Banc One Corp.                                    552,544
   24,600  BankAmerica Corp.                               2,126,363
  109,200  BankBoston Corp.                                6,074,250
   41,000  Bear Stearns Cos., Inc.                         2,331,875
  153,400  Chase Manhattan Corp.                          11,581,700
    3,600  Chubb Corp.                                       289,350
   13,700  CIGNA Corp.                                       945,300
   62,100  Citicorp                                        9,268,425
    2,500  Crestar Financial Corp.                           136,406
  207,100  Everest Reinsurance Holdings, Inc.              7,960,406
   88,400  EXEL, Ltd.                                      6,878,625
    9,400  Finova Group (The), Inc.                          532,275
  161,980  First Union Corp.                               9,435,335
   61,300  Green Tree Financial Corp.                      2,624,406
  109,600  Hartford Financial Services Group,
           Inc.                                           12,535,500
  198,400  Lincare Holding, Inc.*                          8,345,200
  112,800  NationsBank Corp.                               8,629,200
   18,350  Old Republic International Corp.                  537,884
    7,400  Providian Financial Corp.                         581,362
   11,300  Reliastar Financial Corp.                         542,400
    9,200  Republic New York Corp.                           579,025
   15,899  Security Capital Industrial Trust,
           REIT*                                             397,475
   21,900  Sirrom Capital Corp.                              569,400
  181,250  SLM Holding Corp.                               8,881,250
    6,100  State Street Corp.                                423,950
   13,600  Tel-Save Holdings, Inc.*                          200,600
    6,100  TransAtlantic Holdings, Inc.                      471,605
  150,800  Travelers Property and Casualty Group,
           Class A                                         6,465,550
    8,900  Washington Mutual Savings Bank                    386,595
                                                        ------------
                                                         130,437,116
                                                        ------------


           Chemicals and Drugs - 10.78%
  123,500  Air Products & Chemicals, Inc.                  4,940,000
  156,300  American Home Products Corp.                    8,088,525
  155,400  Baxter International, Inc.                      8,362,462
   16,300  Beckman Coulter, Inc.                             949,475
   58,480  Bristol-Myers Squibb Co.                        6,721,545
   12,900  Cabot Corp.                                       416,831
    5,300  Dow Chemical Co.                                  512,445
  110,700  Du Pont (E.I.) DeNemours & Co.                  8,260,988
  102,100  FMC Corp.*                                      6,961,945
  227,300  Grace (W.R.) & Co.*                             3,878,306
    8,000  Great Lakes Chemical Corp.                        315,500
   15,200  HBO & Co.                                         535,800
  178,730  Health Management Associates, Inc.*             5,976,284
  167,100  HEALTHSOUTH Corp.*                              4,459,481
    7,800  Lauder (Estee) Co., Inc.                          543,563
    8,100  Lubrizol Corp.                                    252,113
   16,800  Mallinckrodt, Inc.                                498,750



                       See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                      Value
   Shares                                           (Note 2)
--------------------------------------------------------------------------------
           Chemicals and Drugs (continued)
   17,900  Maxicare Health Plans, Inc.*         $    120,825
   53,300  Merck & Co, Inc.                        7,128,875
   64,300  Mylan Labs                              1,933,019
    2,500  Octel Corp.*                               49,688
   82,900  Praxair                                 3,880,756
    9,600  Rexall Sundown, Inc.*                     338,400
   52,400  Rohm & Haas Co.                         5,446,325
  168,300  Solutia, Inc.                           4,828,106
  168,900  Tenet Healthcare Corp.*                 5,278,125
                                                ------------
                                                  90,678,132
                                                ------------

           Technology - 7.87%
   10,200  Accelr8 Technology Corp.*                 124,950
   94,600  Airtouch Communications, Inc.           5,528,188
   15,100  Apple Computer, Inc.*                     433,181
  111,100  Compaq Computer Corp.                   3,152,463
   10,200  Computer Sciences Corp.*                  652,800
  112,700  Intel Corp.                             8,353,888
    8,400  Intermedia Communications, Inc.*          352,275
    7,000  Linear Technology Corp.                   422,188
  176,000  Micron Technology, Inc.*                4,367,000
  295,500  Microsoft Corp.*                       32,024,813
  207,268  Networks Associates, Inc.*              9,922,956
   26,300  Rational Software*                        401,075
    8,200  Sapient Corp.*                            432,550
                                                ------------
                                                  66,168,327
                                                ------------

           Energy - 7.12%
    3,300  Anadarko Petroleum Co.                    221,719
   60,900  Atlantic Richfield Co.                  4,757,813
   91,400  British Petroleum Co. Plc, Sponsored
           ADR                                     8,066,050
    6,100  Burlington Resources, Inc.                262,681
  127,300  Coastal Corp.                           8,887,131
   62,250  Columbia Energy Group                   3,462,656
   49,400  Diamond Offshore Drilling, Inc.         1,976,000
   54,700  EEX Corp.*                                512,813
    9,300  McDermott (J. Ray) SA*                    385,950
   57,600  Mobil Corp.                             4,413,600
  199,400  Nabors Industries, Inc.*                3,950,613
   18,500  Ocean Energy, Inc.*                       361,906
  123,500  Phillips Petroleum Co.                  5,951,156
   56,900  Schlumberger Ltd.                       3,886,981
   66,100  Texaco, Inc.                            3,945,344
   14,100  Ultramar Diamond Shamrock Corp.           445,031
  115,700  USX-Marathon Group                      3,969,956
  146,900  YPF Sociedad Anonima, Class D,
           Sponsored ADR                           4,416,181
                                                ------------
                                                  59,873,581
                                                ------------

           Consumer Products - 6.80%
  124,800  Anheuser- Busch Cos., Inc.              5,889,000
  100,400  Applied Materials, Inc.*                2,961,800
    8,600  Beringer Wine Estates, Class B*           378,938
   71,400  Bowater, Inc.*                          3,373,650
    8,500  Cablevision Systems Corp., Class A*       709,750
   12,400  Cintas Corp.                              632,400
   69,600  Clear Channel Communications, Inc.*     7,595,100
  105,900  Coca-Cola Entrerprises, Inc.            4,156,575
  243,300  CompUSA, Inc.*                          4,394,606
  127,200  Dial Corp.                              3,299,250
   15,700  Dillards, Inc., Class A                   650,569
   10,400  Friendly Ice Cream Corp.*                 175,500
   12,300  GEAC Computer Corp., Ltd.*                409,848
   23,500  Imax Corp.*                               536,094
   14,000  IMC Global, Inc.                          421,750
    9,700  Jacor Communications, Inc.*               572,300
   17,600  Metro-Goldwyn-Mayer, Inc.*                387,200
  248,600  Office Depot, Inc.*                     7,846,438
  102,000  PepsiCo, Inc.                           4,201,125
   11,800  Russell Corp.                             356,213
    7,400  TRW, Inc.                                 404,225
   10,600  Tupperware Corp.                          298,125
  173,400  York International Corp.                7,553,738
                                                ------------
                                                  57,204,194
                                                ------------

           Retail - 4.23%
   18,700  Borders Group, Inc.*                      691,900
   76,800  Consolidated Stores Corp.*              2,784,000
  247,400  CVS Corp.                               9,633,138
   20,200  Federated Department Store*             1,087,013
    7,000  K & G Men's Center, Inc.*                 158,375
   14,100  Koninklijke Ahold NV, Sponsored ADR       451,200
  104,100  Polo Ralph Lauren Corp.*                2,914,800
  113,700  Ross Stores                             4,889,100
   16,400  Sears Roebuck & Co.                     1,001,425
   21,800  Toys `R' Us, Inc.*                        513,663
   22,600  Venator Group, Inc.*                      432,225
  181,700  Wal-Mart Stores, Inc.                  11,038,275
                                                ------------
                                                  35,595,114
                                                ------------

           Computer Equipment and Technology - 3.83%
   29,750  3Com Corp.*                               912,953
   13,000  Burr Brown Corp.*                         273,000
  117,250  Cisco Systems, Inc.*                   10,794,328
  147,900  General Instrument Corp.*               4,021,030
  129,900  Harnischfeger Industries, Inc.          3,677,794
   65,700  International Business Machines Corp.   7,543,180
   49,000  Xerox Corp.                             4,979,625
                                                ------------
                                                  32,201,910
                                                ------------

           Consumer Staples - 3.70%
   10,500  Danaher Corp.                             385,219
   89,400  General Mills, Inc.                     6,112,725
   16,000  IBP, Inc.                                 290,000
  417,900  Philip Morris Cos., Inc.               16,454,812
  289,500  RJR Nabisco Holdings Corp.              6,875,625
    6,600  Springs Industries, Inc.                  304,425
   14,100  VF Corp.                                  725,269
                                                ------------
                                                  31,148,075
                                                ------------

                       See Notes to Financial Statements.
------------------------------------------------------------

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                      Value
   Shares                                           (Note 2)
--------------------------------------------------------------------------------
           Building and Construction - 2.98%
  125,800  Aeroquip-Vickers, Inc.               $  7,343,575
   78,400  Champion International Corp.            3,856,300
  118,200  Loews Corp.                            10,298,175
   87,300  Owens Corning                           3,562,930
        1  Sealed Air Corp.*                              37
                                                ------------
                                                  25,061,017
                                                ------------

           Broadcasting - 2.41%
   10,250  Comcast Corp., Special, Class A           416,085
    4,100  Scripps (E.W.), Class A                   224,730
  206,262  Tele-Communication, Inc., Class A*      7,928,195
  177,948 Tele-Communications, Inc., TCI Group* 3,570,082 199,427 Tele-Com Liberty Media Group,
           Series A*                               7,740,260
   10,300  Univision Communications, Inc.*           383,675
                                                ------------
                                                  20,263,027
                                                ------------

           Aerospace-Airlines - 2.10%
   56,500  AMR Corp.*                              4,703,625
    7,800  Gulfstream Aerospace Corp.*               362,700
    5,900  Orbital Sciences Corp.                    220,513
  133,900  United Technologies Corp.              12,385,750
                                                ------------
                                                  17,672,588
                                                ------------

           Business Services - 1.72%
   22,350  Concord EFS, Inc.*                        583,894
   13,500  Diamond Tech Partners, Inc.*              408,375
   15,275  FiServ, Inc.*                             648,710
   29,700  Olsten Corp.                              332,269
    6,000  Republic Services, Inc., Class A*         144,000
   16,400  Stewart Enterprises, Inc., Class A        436,650
   14,000  Servicemaster Co.                         532,875
   11,600  USA Waste Services, Inc.*                 572,750
  308,200  Waste Management, Inc.                 10,787,000
                                                ------------
                                                  14,446,523
                                                ------------

           Consumer Services - 1.08%
  190,700  Service Corp. International             8,176,263
   21,700  United Rentals, Inc.*                     911,400
                                                ------------
                                                   9,087,663
                                                ------------

           Utilities - 0.89%
  243,500  Allied Waste Industries, Inc.*          5,844,000
    9,700  American Disposal Services, Inc.*         454,688
    5,162  Duke Power Co.                            305,846
   11,000  Entergy Corp.                             316,250
   15,000  GPU, Inc.                                 567,188
                                                ------------
                                                   7,487,972
                                                ------------

           Electronics - 0.52%
    4,600  AvNet, Inc.*                              251,563
   21,500  Onix Systems, Inc.*                       276,813
   86,500  SCI Systems, Inc.*                      3,254,563
   16,250  Tektronix, Inc.                           574,844
                                                ------------
                                                   4,357,783
                                                ------------

           Metals and Mining - 0.33%
   16,300  Inland Steel Industries, Inc.        $    459,456
  103,500  R & B Falcon Corp.*                     2,341,688
                                                ------------
                                                   2,801,144
                                                ------------

           Entertainment - 0.30%
   21,700  AMF Bowling, Inc.*                        629,300
   28,300  Cinar Films, Inc. Sub Voting Shares*      551,850
    8,000  Premier Parks, Inc.*                      530,000
    6,100  SFX Entertainment, Inc., Class A*         279,838
   13,500  Trans World Entertaiment Co.*             582,188
                                                ------------
                                                   2,573,176
                                                ------------

           Health Services - 0.29%
   42,200  ColumbiaHCA Healthcare Corp.            1,229,075
   24,750  Foundation Health Systems*                652,780
   22,700  Orthodontic Centers of America*           475,280
   10,500  Vencor, Inc.*                              76,125
                                                ------------
                                                   2,433,260
                                                ------------

           Transportation - 0.15%
    9,100  CSX Corp.                                 414,050
    6,700  Delta Air Lines, Inc.                     865,975
                                                ------------
                                                   1,280,025
                                                ------------

           Food Service - 0.10%
   10,100  Aurora Foods, Inc.*                       213,362
    6,300  Earthgrains Co.*                          352,012
    5,300  Suiza Foods Corp.*                        316,344
                                                ------------
                                                     881,718
                                                ------------

           Advertising - 0.07%
   19,013  Outdoor Systems, Inc.*                    532,350
    2,800  Young & Rubicam, Inc.*                     89,600
                                                ------------
                                                     621,950
                                                ------------

           Printing and Publishing - 0.03%
   10,400  Mail-Well, Inc.*                          225,550
                                                ------------

           Paper and Plastic - 0.03%
   22,200  Earthshell Corp.*                         216,450
                                                ------------

           Real Estate - 0.02%
   10,500  Ventas, Inc.*                             145,031
                                                ------------
           Total Common Stocks                   791,287,628
           (Cost $618,884,762)                  ------------


PREFERED STOCKS - 2.09%

  337,500  Loral Space & Communication*            9,534,375
  285,800  News Corp., Ltd., Sponsored ADR         8,073,850
        1  Sealed Air Corp.                               21
                                                ------------
           Total Prefered Stocks                  17,608,246
           (Cost $13,959,488)                   ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                   GROWTH FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                         Value
Par Value                                                              (Note 2)
--------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS - 0.89%

$2,500,000 Asset Backed Capital, Ltd., MTN
           5.68%, 09/23/98                                         $  2,499,750
 1,500,000 Heller Financial, Inc., Series G, MTN
           5.98%, 09/03/99                                            1,500,621
 2,000,000 Paine Webber Group, Inc., Series C, Senior MTN
           5.76% 03/10/99                                             2,001,116
 1,500,000 NationsBank of North America
           5.87%, 06/21/99                                            1,499,820
                                                                   ------------
           Total Corporate Notes and Bonds                            7,501,307
           (Cost $7,499,384)                                       ------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.60%

           U.S. Treasury Note - 0.30%
 1,000,000 6.88%, 07/31/99                                            1,013,750
    60,000 5.88%, 08/31/99                                               60,206
 1,300,000 6.00%, 08/15/00                                            1,312,188
   175,000 5.75%, 08/15/03                                              176,859
                                                                   ------------
                                                                      2,563,003
                                                                   ------------

           Federal Home Loan Bank - 0.30%
 2,500,000 6.07%, 01/17/01                                            2,494,620
                                                                   ------------
           Total U.S. Government and
           Agency Obligations                                         5,057,623
           (Cost $5,053,336)                                       ------------


ASSET-BACKED SECURITES - 0.47%

 1,576,031 Green Tree Lease Finance, Llc, Series 1997-1, Class A1
           5.91%, 01/20/99                                            1,577,197
   370,751 WFS Financial Owner Trust, Series 1997-1, Class A2
           5.71%, 09/20/98                                              370,811
 2,000,000 WFS Financial Owner Trust, Series 1998-B, Class A1
           5.66%, 07/20/99                                            2,000,000
                                                                   ------------
           Total Asset-Backed Securities                              3,948,008
           (Cost $3,946,782)                                       ------------

COMMERICAL PAPER (A) - 1.76%

$6,800,000 BBL North America
           6.32%, 07/01/98                                         $  6,800,000
 2,054,000 Budget Funding
           5.60%, 07/08/98                                            2,051,763
 4,000,000 Donaldson, Lufkin & Jenrette
           5.66%, 08/12/98                                            3,973,587
 2,000,000 Paine Webber Group, Inc.
           5.62%, 08/18/98                                            1,985,013
                                                                   ------------
           Total Commercial Paper                                    14,810,363
           (Cost $14,810,363)                                      ------------

Shares
------

INVESTMENT COMPANY - 0.01%

     8,092 SSgA Prime Money Market Fund                                   8,092
                                                                   ------------
           Total Investment Company                                       8,092
           (Cost $8,092)                                           ------------


Total Investments - 99.90%                                          840,221,267
(Cost $664,162,207)                                                ------------

Net Other Assets and Liabilities - 0.10%                                836,094
                                                                   ------------
Net Assets - 100.00%                                               $841,057,361
                                                                   ============

---------------------------------------
*    Non income producing security.
(A)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
MTN  Medium Term Note
REIT Real Estate Investment Trust


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $664,162,207. Net unrealized appreciation (depreciation) aggregated $176,059,060, of which $201,349,039 related to appreciated investment securities and ($25,289,979) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $5,864,170.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $341,057,622 and $306,906,476 of non-governmental issuers, respectively, and $8,580,750 and $20,510,864 of U.S. Government and Agency issuers, respectively.

                       See Notes to Financial Statements.
----------------------------------------------------------------

--------------------------------------------------------------------------------
                               EQUITY INDEX FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                       Value
   Shares                                                            (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS - 98.98%

           Finance - 17.88%
    6,385  Aetna, Inc.                                           $    486,058
    4,800  Ahmanson (H.F.) & Co.                                      340,800
   18,569  Allstate Corp.                                           1,700,224
   20,000  American Express Co.                                     2,280,000
   10,917  American General Corp.                                     777,154
   30,200  American International Group, Inc.                       4,409,200
    7,300  AON Corp.                                                  512,825
   14,895  Associates First Capital Corp.                           1,145,021
   30,284  Banc One Corp.                                           1,690,226
   16,300  Bank of New York Co., Inc.                                 989,206
   29,904  BankAmerica Corp.                                        2,584,827
   12,600  BankBoston Corp.                                           700,875
    4,300  Bankers Trust New York Corp.                               499,069
    6,200  BB&T Corp.                                                 419,275
    1,081  Bear Stearns Cos., Inc.                                     61,482
    2,400  Beneficial Corp.                                           367,650
    1,979  Capital One Financial Corp.                                245,767
   36,352  Chase Manhattan Corp.                                    2,744,576
    7,400  Chubb Corp.                                                594,775
    9,500  CIGNA Corp.                                                655,500
    7,000  Cincinnati Financial Corp.                                 268,625
   19,800  Citicorp                                                 2,955,150
    6,850  Comerica, Inc.                                             453,813
    8,100  Conseco, Inc.                                              378,675
    4,700  Countrywide Credit Industries, Inc.                        238,525
   30,000  Federal Home Loan Mortgage Corp.                         1,411,875
   45,800  Federal National Mortgage Association                    2,782,350
   10,075  Fifth Third Bancorp                                        634,725
   12,558  First Chicago NBD Corp.                                  1,112,953
   41,696  First Union Corp.                                        2,428,792
   11,855  Fleet Financial Group, Inc.                                989,893
   10,830  Franklin Resources Inc.                                    584,820
    3,500  General Re Corp.                                           887,250
    2,500  Golden West Financial Corp.                                265,781
    5,900  Green Tree Financial Corp.                                 252,594
    5,100  Hartford Financial Services Group, Inc                     583,313
   13,900  Household International, Inc.                              691,525
    7,000  Humana, Inc.                                               218,313
    8,100  Huntington Bancshares, Inc.                                271,350
    4,500  Jefferson-Pilot Corp.                                      260,719
   18,800  KeyCorp                                                    669,750
    4,400  Lehman Brothers Holdings Inc.                              341,275
    4,400  Lincoln National Corp.                                     402,050
   10,950  Marsh & McLennan Cos., Inc.                                661,791
    4,200  MBIA, Inc.                                                 314,475
   21,612  MBNA Corp.                                                 713,196
   10,900  Mellon Bank Corp.                                          758,913
    5,600  Mercantile Bankorp Inc.                                    282,100
   14,400  Merrill Lynch & Co., Inc.                                1,328,400
    4,900  MGIC Investment Corp.                                      279,606
   25,617  Morgan Stanley, Dean Witter, Discover                    2,340,753
    7,700  Morgan (J.P.) & Co., Inc.                                  901,863
   14,200  National City Corp.                                      1,008,200
   40,462  NationsBank Corp.                                        3,095,343
    2,000  NICOR, Inc.                                                 80,250
    4,900  Northern Trust Corp.                                       373,625
   32,500  Norwest Corp.                                            1,214,688
   13,100  PNC Bank Corp.                                             704,944
    3,100  Progressive Corp.                                          437,100
    4,100  Providian Financial Corp.                                  322,106
    4,800  Republic New York Corp.                                    302,100
    6,000  SAFECO Corp.                                               272,625
   11,300  Schwab (Charles) Corp.                                     367,250
    7,357  SLM Holding Corp.                                          360,493
    6,900  State Street Corp.                                         479,550
   10,000  St. Paul Cos., Inc.                                        420,625
    7,500  Summit Bankcorp                                            356,250
    4,000  Sun Co., Inc.                                              155,250
    8,450  SunAmerica, Inc.                                           485,347
    9,200  SunTrust Banks, Inc.                                       748,075
   11,300  Synovus Financial Corp.                                    268,375
    6,100  Torchmark Corp.                                            279,075
    2,800  TransAmerica Corp.                                         322,350
   49,360  Travelers Group, Inc.                                    2,992,450
    5,900  UNUM Corp.                                                 327,450
    7,900  UST, Inc.                                                  213,300
   31,650  U.S. Bancorp                                             1,360,950
    9,000  Wachovia Corp.                                             760,500
   16,675  Washington Mutual, Inc.                                    724,320
    3,733  Wells Fargo & Co.                                        1,377,477
                                                                 ------------
                                                                   69,679,791
                                                                 ------------

           Durable Goods - 15.50%
    3,000  Adobe Systems, Inc.                                        127,313
   24,200  AlliedSignal, Inc.                                       1,073,875
    7,800  Alltel Corp.                                               362,700
   47,100  Ameritech Corp.                                          2,113,613
    9,400  AMP, Inc.                                                  323,125
    1,800  Armstrong World Industries, Inc.                           121,275
    4,500  Avery-Dennison Corp.                                       241,875
    7,300  Baker Hughes, Inc.                                         252,306
    9,300  Bay Networks, Inc.*                                        299,925
   43,038  Boeing Co.                                               1,917,881
    3,300  Case Corp.                                                 159,225
   16,000  Caterpillar, Inc.                                          846,000
   30,500  CBS Corp.                                                  968,375
   28,000  Chrysler Corp.                                           1,578,500
    5,300  Cooper Industries, Inc.                                    291,169
    3,200  Cooper Tire & Rubber Co.                                    66,000
    1,900  Crane Co.                                                   92,269
    1,700  Cummins Engine Co., Inc.                                    87,125
    4,600  Dana Corp.                                                 246,100
   10,800  Deere & Co.                                                571,050
   28,200  Dell Computer Corp.*                                     2,617,313
    8,350  Dominion Resources, Inc.                                   340,263
    4,900  DSC Communications Corp.*                                  147,000
    3,200  Eaton Corp.                                                248,800
    2,700  Echlin, Inc.                                               132,469
    1,900  EG & G, Inc.                                                57,000
   19,200  Emerson Electric Co.                                     1,158,000
    1,600  Fleetwood Enterprises, Inc.                                 64,000
   51,800  Ford Motor Co.                                           3,056,200


                       See Notes to Financial Statements.
                ----------------------------------------------------------------

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------


           Durable Goods (continued)
    6,900  Frontier Corp.                                         $    217,350
    6,630  Gateway 2000*                                               335,644
  141,000  General Electric Co.                                     12,831,000
    6,300  General Instrument Corp.*                                   171,281
   30,600  General Motors Corp.                                      2,044,463
    1,900  General Signal Corp.                                         68,400
    7,650  Genuine Parts Co.                                           264,403
    3,000  Goodrich (B.F.) Co.                                         148,875
    6,800  Goodyear Tire & Rubber Co.                                  438,175
    4,200  Grainger (W.W.), Inc.                                       209,213
    3,400  Harris Corp.                                                151,938
    2,000  Helmerich & Payne, Inc.                                      44,500
   44,800  Hewlett-Packard Co.                                       2,682,400
   10,800  Illinois Tool Works, Inc.                                   720,225
    7,200  Ingersoll-Rand Co.                                          317,250
   70,600  Intel Corp.                                               5,233,225
    3,600  Johnson Controls, Inc.                                      205,425
    3,600  Kla-Tencor Corp.*                                            99,675
    8,441  Lockheed Martin Corp.                                       893,691
    2,600  McDermott International, Inc.                                89,538
   30,100  MCI Communications Corporation                            1,749,563
    1,900  Millipore Corp.                                              51,775
    3,700  Moore Corp., Ltd.                                            49,025
   25,800  Motorola, Inc.                                            1,356,113
    1,900  National Service Industries, Inc.                            96,663
   22,400  Northern Telecom, Ltd.                                    1,271,200
    2,900  Northrop Grumman Corp.                                      299,063
    3,380  PACCAR, Inc.                                                176,605
    5,200  Pall Corp.                                                  106,600
    4,775  Parker-Hannifin Corp.                                       182,047
    2,600  Pep Boys-Manny, Moe & Jack                                   49,238
    2,100  Perkin-Elmer Corp.                                          130,594
   10,500  Pioneer Hi-Bred International, Inc.                         434,438
    3,600  Raychem Corp.                                               106,425
   14,700  Raytheon Co., Class B*                                      869,138
    8,700  Rockwell International Corp.                                418,144
    3,700  Rowan Cos., Inc.*                                            71,919
    3,300  Ryder System, Inc.                                          104,156
    3,400  Scientific-Atlanta, Inc.                                     86,275
   18,600  Sprint Corp.                                              1,311,300
    4,400  Tandy Corp.                                                 233,475
    7,800  Tellabs, Inc.*                                              558,675
   16,800  Texas Instruments, Inc.                                     979,650
    7,100  Textron, Inc.                                               508,981
    6,800  Thermo Electron Corp.*                                      232,475
   10,700  Union Pacific Corp.                                         472,138
    4,000  US Airways Group, Inc.*                                     317,000
   14,000  Xerox Corp.                                               1,422,750
                                                                  ------------
                                                                    60,372,842
                                                                  ------------

           Chemicals and Drugs - 13.68%
   65,800  Abbott Laboratories                                       2,689,575
   10,200  Air Products & Chemicals, Inc.                              408,000
    2,300  Alberto-Culver Co., Class B                                  66,700
    2,800  Allergan, Inc.                                              129,850
    3,600  ALZA Corp.*                                                 155,700
   56,000  American Home Products Corp.                              2,898,000
   11,300  AMGEN, Inc.*                                                738,738
    5,800  Avon Products, Inc.                                         449,500
    2,300  Bausch & Lomb, Inc.                                         115,288
   12,000  Baxter International, Inc.                                  645,750
    5,300  Becton Dickinson & Co.                                      411,413
    8,300  Boston Scientific Corp.*                                    594,488
   43,000  Bristol-Myers Squibb Co.                                  4,942,313
    4,800  Cardinal Health, Inc.                                       450,000
   12,800  Colgate Palmolive Co.                                     1,126,400
    9,800  Dow Chemical Co.                                            947,538
   48,800  duPont (E.I.) deNemours & Co.                             3,641,700
    3,400  Eastman Chemical Co.                                        211,650
    6,050  Engelhard Corp.                                             122,513
    1,600  FMC Corp.*                                                  109,100
    3,000  Grace (W.R.) & Co.*                                          51,188
    2,600  Great Lakes Chemical Corp.                                  102,538
    6,600  Guidant Corp.                                               470,663
    4,100  Hercules, Inc.                                              168,613
    4,600  International Flavors & Fragrances, Inc.                    199,813
   58,000  Johnson & Johnson Co.                                     4,277,500
   47,900  Lilly (Eli) & Co.                                         3,164,394
    3,000  Mallinckrodt, Inc.                                           89,063
   20,300  Medtronic, Inc.                                           1,294,125
   51,800  Merck & Co., Inc.                                         6,928,250
   25,600  Monsanto Co.                                              1,430,400
    5,500  Morton International, Inc.                                  137,500
    2,800  Nalco Chemical Co.                                           98,350
   55,800  Pfizer, Inc.                                              6,064,763
   21,780  Pharmacia & Upjohn, Inc.                                  1,004,603
    6,700  Praxair, Inc.                                               313,644
    2,700  Rohm & Haas Co.                                             280,631
   31,500  Schering-Plough Corp.                                     2,886,188
    1,200  Shared Medical Systems Corp.                                 88,125
    7,300  Sherwin-Williams Co.                                        241,813
    4,300  Sigma Aldrich Corp.                                         151,038
    3,600  St. Jude Medical, Inc.*                                     132,525
    5,200  Union Carbide Corp.                                         277,550
    3,200  United States Surgical Corp.                                146,000
   35,300  Warner-Lambert Co.                                        2,448,938
                                                                  ------------
                                                                    53,302,431
                                                                  ------------

           Technology - 9.78%
   15,200  3Com Corp.*                                                  466,450
    6,100  Advanced Micro Devices, Inc.*                                104,081
   24,300  Airtouch Communications, Inc.*                             1,420,031
    5,600  Apple Computer, Inc.                                         160,650
    8,400  Ascend Communications, Inc.*                                 416,325
    2,000  Autodesk, Inc.                                                77,250
   12,900  Automatic Data Processing, Inc.                              940,088
    6,800  Cabletron Systems, Inc.*                                      91,375
    3,100  Ceridian Corp.*                                              182,125
   43,900  Cisco Systems, Inc.*                                       4,041,544
   70,557  Compaq Computer Corp.                                      2,002,055
   23,450  Computer Associates International, Inc.                    1,302,941
    6,800  Computer Sciences Corp.*                                     435,200
    2,000  Data General Corp.*                                           29,875
   21,400  EMC Corp.*                                                   958,988


                       See Notes to Financial Statements.
-----------------------------------------------------------------

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------


           Technology (continued)
    2,000  Harnischfeger Industries, Inc.                          $     56,625
    5,600  Honeywell, Inc.                                              467,950
   42,000  International Business Machines Corp.                      4,822,125
    5,100  ITT Industries, Inc.                                         190,613
    6,100  LSI Logic Corp.*                                             140,681
   56,196  Lucent Technologies, Inc.                                  4,674,805
    9,000  Micron Technology, Inc.                                      223,313
  105,000  Microsoft Corp.*                                          11,379,321
    6,900  National Semiconductor Corp.*                                 90,994
   15,000  Novell, Inc.*                                                191,250
   42,387  Oracle Corp.*                                              1,041,131
   11,000  Parametric Technology Corp.*                                 298,375
   11,800  Pitney Bowes, Inc.                                           567,875
   10,400  Seagate Technology, Inc.*                                    247,650
    7,900  Silicon Graphics, Inc.*                                       95,788
   16,300  Sun Microsystems, Inc.*                                      708,031
   10,600  Unisys Corp.*                                                299,450
                                                                   ------------
                                                                     38,124,955
                                                                   ------------

           Consumer Products - 8.78%
    3,100  American Greetings Corp., Class A                            157,906
    3,800  Andrew Corporatrion*                                          68,638
   21,200  Anheuser-Busch Cos., Inc.                                  1,000,375
   15,600  Applied Materials, Inc.*                                     460,200
   24,543  Archer-Daniels-Midland Co.                                   475,521
    1,200  Ball Corp.                                                    48,225
    2,200  Bemis Co., Inc.                                               89,925
    2,400  Boise Cascade Corp.                                           78,600
    2,900  Brown-Forman Corp., Class B *                                186,325
   19,700  Campbell Soup Co.                                          1,046,563
    5,300  Clear Channel Communications, Inc.                           578,363
   20,400  ConAgra, Inc.                                                646,425
    9,900  Corning, Inc.                                                344,025
    5,500  Crown Cork & Seal Co., Inc.                                  261,250
    3,500  Deluxe Corp.                                                 125,344
    4,800  Dillard's, Inc., Class A                                     198,900
   29,143  Disney (Walt) Co.                                          3,061,836
    6,300  Donnelley (R.R.) & Sons Co.                                  288,225
    4,200  Dow Jones & Co., Inc.                                        234,150
    7,300  Dun & Bradstreet Corp.*                                      263,713
   14,100  Eastman Kodak Co.                                          1,030,181
    9,000  Fort James Corp.                                             400,500
   12,200  Gannett Co., Inc.                                            866,963
    3,900  Georgia-Pacific Corp,                                        229,856
   11,300  Halliburton Co.                                              503,556
    5,700  Hasbro, Inc.                                                 224,081
   15,700  Heinz (H.J.) Co.                                             881,163
    6,200  Hershey Foods Corp.                                          427,800
    5,800  Ikon Office Solutions, Inc.                                   84,463
   13,000  International Paper Co.                                      559,000
   17,700  Kellogg Co.                                                  664,856
   23,840  Kimberly-Clark Corp.                                       1,093,660
    3,000  King World Productions, Inc.*                                 76,500
    3,400  Knight-Ridder, Inc.                                          187,213
    2,800  Liz Claiborne, Inc.                                          146,300
    1,500  Longs Drug Stores Corp.                                       43,313
   12,412  Mattel, Inc.                                                 525,183
    4,100  Maytag Corp.                                                 202,438
    4,300  McGraw-Hill Cos., Inc.                                       350,719
    4,400  Mead Corp.                                                   139,700
    2,200  Meredith Corp.                                               103,263
    4,200  New York Times Co., Class A                                  332,850
   12,500  Nike, Inc., Class B                                          608,594
    6,600  Owens-Illinois, Inc.                                         295,350
    1,900  Polaroid Corp.                                                67,569
    1,200  Potlatch Corp.                                                50,400
   57,800  Procter & Gamble Co.                                       5,263,413
    5,900  Quaker Oats Co.                                              324,131
    2,300  Reebok International, Ltd.*                                   63,681
    6,400  Rubbermaid, Inc.                                             212,400
    1,400  Russell Corp.                                                 42,263
   20,500  Sara Lee Corp.                                             1,146,719
   15,400  Seagram Co., Ltd.                                            630,438
    2,600  Snap-On, Inc.                                                 94,250
    3,800  Stanley Works                                                157,938
    4,110  Stone Container Corp.*                                        64,219
   14,600  Sysco Corp.                                                  374,125
    2,500  Temple-Inland, Inc.                                          134,688
    7,300  Tenneco, Inc.                                                277,856
   24,880  Time Warner, Inc.                                          2,125,685
    3,800  Times Mirror Co., Class A                                    238,925
   14,000  TJX Cos., Inc.                                               337,750
    5,300  Tribune Co.                                                  364,706
    5,400  TRW, Inc.                                                    294,975
    2,500  Tupperware Corp.                                              70,313
    2,900  Union Camp Corp.                                             143,913
   15,163  Viacom, Inc., Class B*                                       883,245
    4,350  Westvaco Corp.                                               122,888
    8,600  Weyerhaeuser Co.                                             397,213
    3,300  Whirlpool Corp.                                              226,875
    5,100  Wrigley (Wm.) Jr. Co.                                        499,800
                                                                    -----------
                                                                     34,202,389
                                                                    -----------

           Energy - 7.47%
    3,900  Amerada Hess Corp.                                           211,819
   42,000  Amoco Corp.                                                1,748,250
    2,500  Anadarko Petroleum Corp.                                     167,969
    4,100  Apache Corp.                                                 129,150
    1,600  ASARCO, Inc.                                                  35,600
    3,300  Ashland, Inc.                                                170,363
   13,900  Atlantic Richfield Co.                                     1,085,938
    7,582  Burlington Resources, Inc.                                   326,500
   28,300  Chevron Corp.                                              2,350,669
    4,500  Coastal Corp.                                                314,156
    7,500  Dresser Industries, Inc.                                     330,469
      900  Eastern Enterprises                                           38,588
   14,100  Enron Corp.                                                  762,281
  106,400  Exxon Corp.                                                7,587,650
    8,900  Homestake Mining Co.                                          92,338
    2,000  Kerr-McGee Corp.                                             115,750
    4,600  Louisiana-Pacific Corp.                                       83,950
   33,900  Mobil Corp.                                                2,597,588

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------

           Energy (continued)
   14,600  Occidental Petroleum Corp.                             $    394,200
    1,300  Oneok, Inc.                                                  51,838
    4,500  Oryx Energy Co.*                                             99,563
    2,000  Pennzoil Co.                                                101,250
   11,300  Phillips Petroleum Co.                                      544,519
   92,400  Royal Dutch Petroleum Co.                                 5,064,675
   21,500  Schlumberger, Ltd.                                        1,468,719
    5,414  Sempra Energy                                               150,230
    4,700  Sonat, Inc.                                                 181,538
   23,600  Texaco, Inc.                                              1,408,625
   10,781  Union Pacific Resources Co.                                 189,341
   10,600  Unocal Corp.                                                378,950
    3,620  USX-U.S. Steel Group, Inc.                                  119,460
    2,400  Western Atlas, Inc.*                                        203,700
   17,600  Williams Cos., Inc.                                         594,000
                                                                  ------------
                                                                    29,099,636
                                                                  ------------

           Utilities - 7.45%
    5,800  Ameren Corp.                                                230,550
    8,100  American Electric Power, Inc.                               367,538
   69,967  American Telephone & Telegraph Corp.                      3,996,865
    6,350  Baltimore Gas & Electric Co.                                197,247
   66,946  Bell Atlantic Corp.                                       3,054,411
   42,800  BellSouth Corp.                                           2,872,950
    7,900  Browning-Ferris Industries, Inc.                            274,525
    6,400  Carolina Power & Light Co.                                  277,600
    9,100  Central & South West Corp.                                  244,563
    6,643  CINergy Corp.                                               232,505
    3,600  Columbia Energy Group.                                      200,250
   10,100  Consolidated Edison Co. of New York                         465,231
    4,200  Consolidated Natural Gas Co.                                247,275
    6,200  DTE Energy Co.                                              250,325
   15,617  Duke Energy Corp.                                           925,307
   16,300  Edison International                                        481,869
   10,400  Entergy Corp.                                               299,000
    9,900  FirstEnergy Corp.                                           304,425
    7,900  FPL Group, Inc.                                             497,700
    5,400  GPU, Inc.                                                   204,188
   41,200  GTE Corp.                                                 2,291,750
   12,198  Houston Industries, Inc.                                    376,613
   11,200  Nextel Communications, Inc.*                                278,600
    6,200  Niagara Mohawk Power Corp.*                                  92,613
    6,400  Northern States Power Co.                                   183,200
   12,600  Pacificorp                                                  285,075
    9,500  PECO Energy Co.                                             277,281
    1,400  Peoples Energy Corp.                                         54,075
   16,400  PG&E Corp.                                                  517,625
    7,100  PP & L Resources, Inc.                                      161,081
   10,000  Public Service Enterprise Group, Inc.                       344,375
   78,908  SBC Communications, Inc.                                  3,156,320
   29,700  Southern Co.                                                822,319
   10,640  Texas Utilities Co.                                         442,890
    9,300  Unicom Corp.                                                326,081
   21,504  US West Inc.                                              1,010,688
   19,600  Waste Management, Inc.                                      686,000
   43,600  WorldCom, Inc.*                                           2,111,875
                                                                  ------------
                                                                    29,042,785
                                                                  ------------

           Consumer Staples - 6.67%
   12,400  Best Foods                                                  719,975
    4,100  Black & Decker Corp.                                        250,100
    4,500  Clorox Co.                                                  429,188
  106,700  Coca-Cola Co.                                             9,122,850
    1,600  Coors (Adolph) Co., Class B                                  54,400
    7,300  Fortune Brands, Inc.                                        280,594
    3,100  Fruit of the Loom, Inc., Class A*                           102,881
    6,800  General Mills, Inc.                                         464,950
   48,200  Gillette Co.                                              2,732,338
   17,700  Minnesota Mining & Manufacturing Co.                      1,454,719
    6,900  Newell Co.                                                  343,706
   65,300  PepsiCo, Inc.                                             2,689,544
  104,500  Philip Morris Cos., Inc.                                  4,114,688
    4,700  Ralston Purina Co.                                          549,019
      900  Springs Industries, Inc., Class A                            41,513
    6,410  Tricon Global Restaurants, Inc.*                            203,117
   27,700  Unilever NV                                               2,186,569
    5,200  VF Corp.                                                    267,475
                                                                  ------------
                                                                    26,007,626
                                                                  ------------
           Retail - 5.16%
   10,600  Albertson's, Inc.                                           549,213
   11,600  American Stores Co.                                         280,575
    6,400  AutoZone, Inc.*                                             204,400
    4,300  Circuit City Stores, Inc.                                   201,563
    4,600  Consolitated Stores                                         166,750
    9,256  Costco Cos., Inc.*                                          583,707
   16,400  CVS Corp.                                                   638,575
   18,800  Dayton-Hudson Corp.                                         911,800
    9,000  Federated Department Stores, Inc.*                          484,313
   17,000  Gap, Inc.                                                 1,047,625
    2,600  Giant Food, Inc., Class A                                   111,963
    1,500  Great Atlantic & Pacific Tea Co., Inc.                       49,594
    3,000  Harcourt General, Inc.                                      178,500
   31,649  Home Depot, Inc.                                          2,628,845
   21,000  Kmart Corp.                                                 404,250
   11,000  Kroger Co.*                                                 471,625
    9,700  Limited, Inc.                                               321,313
   10,000  May Department Stores Co.                                   655,000
    1,600  Mercantile Stores Co., Inc.                                 126,300
    3,300  Nordstrom, Inc.                                             254,925
   10,700  Penney (J.C.) Co., Inc.                                     773,744
   11,000  Rite Aid Corp.                                              413,188
   16,900  Sears Roebuck & Co.                                       1,031,956
    2,600  Supervalu, Inc.                                             115,375
   12,200  Toys `R' Us, Inc.*                                          287,463
    5,700  Venator Group Inc.*                                         109,013
   21,300  Walgreen Co.                                                879,956
   96,900  Wal-Mart Stores, Inc.                                     5,886,675
    6,400  Winn-Dixie Stores, Inc.                                     327,600
                                                                  ------------
                                                                    20,095,806
                                                                  ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
   Shares                                                             (Note 2)
--------------------------------------------------------------------------------


           Building and Construction - 1.25%
    1,300  Aeroquip-Vickers, Inc.                                 $     75,888
    4,600  Armco, Inc.*                                                 29,325
    1,000  Briggs & Stratton Corp.                                      37,438
    2,600  Centex Corp.                                                 98,150
    4,200  Champion International Corp.                                206,588
    9,600  Dover Corp.                                                 328,800
    3,600  Fluor Corp.                                                 183,600
    1,500  Kaufman & Broad Home Corp.                                   47,625
    5,000  Loews Corp.                                                 435,625
   15,200  Lowe's Cos., Inc.                                           616,550
    7,200  Masco Corp.                                                 435,600
    2,200  Owens Corning Fiberglass Corp.                               89,788
    7,600  PPG Industries, Inc.                                        528,675
    1,800  Pulte Corp.                                                  53,775
   24,600  Tyco International, Ltd.                                  1,549,800
    4,800  Willamette Industries, Inc.                                 153,600
                                                                  ------------
                                                                     4,870,827
                                                                  ------------
           Metals and Mining - 0.81%
    9,600  Alcan Aluminum, Ltd.                                        265,200
    8,302  Allegheny Teledyne, Inc.                                    189,908
    7,400  Aluminum Co. of America                                     487,938
   16,000  Barrick Gold Corp.                                          307,000
    9,900  Battle Mountain Gold Co.                                     58,781
    5,500  Bethlehem Steel Corp.*                                       68,406
    4,700  Biomet, Inc.                                                155,394
    3,900  Cyprus Amax Minerals Co.                                     51,675
    8,300  Freeport-McMoRan Copper & Gold, Inc., Class B               126,056
    7,000  Inco, Ltd., Class A                                          95,375
    1,500  Jostens, Inc.                                                36,188
    6,611  Newmont Mining Corp.                                        156,185
    3,700  Nucor Corp.                                                 170,200
    2,500  Phelps Dodge Corp.                                          142,969
   10,500  Placer Dome, Inc.                                           123,375
    3,200  Reynolds Metals Co.                                         179,000
    2,700  Timken Co.                                                   83,194
   12,300  USX-Marathon Group                                          422,044
    4,000  Worthington Industries, Inc.                                 60,250
                                                                  ------------
                                                                     3,179,138
                                                                  ------------
           Health Services - 0.77%
    2,300  Bard (C.R.), Inc.                                            87,544
   27,800  Columbia/HCA Healthcare Corp.                               809,675
   18,000  HBO & Co.                                                   634,500
   16,800  HEALTHSOUTH Corp.*                                          448,350
    2,700  Manor Care, Inc.                                            103,781
   13,200  Tenet Healthcare Corp.*                                     412,500
    8,200  United Healthcare Corp.                                     520,700
                                                                  ------------
                                                                     3,017,050
                                                                  ------------
           Business Services - 0.77%
   34,833  Cendant Corp.*                                              727,139
    7,000  Cognizant Corp.                                             441,000
    5,400  Ecolab, Inc.                                                167,400
    6,400  Equifax, Inc.                                               232,400
   18,300  First Data Corp.                                            609,619
    5,450  Interpublic Group of Companies, Inc.                        330,747
    7,000  Omnicom Group Inc.                                          349,125
    3,608  Sealed Air Corp.*                                           132,594
                                                                  ------------
                                                                     2,990,024
                                                                  ------------
           Broadcasting - 0.67%
   15,000  Comcast Corp. Special, Class A                              608,906
   26,200  MediaOne Group*                                           1,151,163
   21,800  Tele-Communications, Inc., TCI Group, Class A*              837,938
                                                                  ------------
                                                                     2,598,007
                                                                  ------------
           Aerospace-Airlines - 0.65%
    7,800  AMR Corp.*                                                  649,350
    3,300  Delta Air Lines, Inc.                                       426,525
    5,400  General Dynamics Corp                                       251,100
    9,450  Southwest Airlines Co.                                      279,956
   10,000  United Technologies Corp.                                   925,000
                                                                  ------------
                                                                     2,531,931
                                                                  ------------
           Food Services - 0.59%
    6,300  Darden Restaurants, Inc.                                    100,013
   29,800  McDonald's Corp.                                          2,056,200
    5,600  Wendy's International, Inc.                                 131,600
                                                                  ------------
                                                                     2,287,813
                                                                  ------------
           Transportation - 0.55%
    6,784  Burlington Northern Santa Fe Corp.                          666,104
    9,300  CSX Corp.                                                   423,150
    6,400  FDX Corporation*                                            401,600
   14,100  Laidlaw, Inc.                                               171,844
   16,200  Norfolk Southern Corp.                                      482,963
                                                                  ------------
                                                                     2,145,661
                                                                  ------------
           Hotels-Leisure - 0.24%
    4,200  Harrah's Entertainment, Inc.*                                97,650
   10,800  Hilton Hotels Corp.                                         307,800
   10,900  Marriott International, Inc.                                352,888
    7,700  Mirage Resorts, Inc.*                                       164,106
                                                                  ------------
                                                                       922,444
                                                                  ------------
           Consumer Services - 0.17%
    4,500  Block (H & R), Inc.                                         189,563
   10,800  Service Corp. International                                 463,050
                                                                  ------------
                                                                       652,613
                                                                  ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                EQUITY INDEX FUND
--------------------------------------------------------------------------------

         PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                      Value
   Shares                                                           (Note 2)
--------------------------------------------------------------------------------

           Capital Goods - 0.06%
    1,700  Cincinnati Milacron, Inc.                            $     41,331
    1,600  Foster Wheeler Corp.                                       34,300
      500  Nacco Industries, Inc., Class A                            64,625
    3,000  Navistar International Corp.*                              86,625
                                                                ------------
                                                                     226,881
                                                                ------------

           Electronics - 0.05%
    2,150  Tektronix, Inc.                                            76,056
    2,400  Thomas & Betts Corp.                                      118,200
                                                                ------------
                                                                     194,256
                                                                ------------

           Leisure and Entertainment - 0.03%
    4,100  Brunswick Corp.                                           101,475
                                                                ------------
           Total Common Stocks                                   385,646,381
           (Cost $253,173,104)                                  ------------


PREFERRED STOCKS - 0.01%

      261  Aetna, Inc., Class C                                       19,608
    2,400  Fresenius National Medical Care, Inc., Class D*               159
                                                                ------------
           Total Preferred Stocks                                     19,767
           (Cost $17,063)                                       ------------


Par Value
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 0.14%

$ 350,000  U.S. Treasury Bill - 0.09%
           5.13%, 11/12/98 (1)                                       343,317
                                                                ------------
           Federal Home Loan
           Mortgage Corporation - 0.05%
  200,000  5.47%, 07/15/98                                           199,575
                                                                ------------
           Total U.S. Government
           and Agency Obligations                                    542,892
           (Cost $542,892)                                      ------------



INVESTMENT COMPANY - 0.71%

2,763,011  SSgA Prime Money Market Fund                            2,763,011
                                                                ------------
           Total Investment Company                                2,763,011
           (Cost $2,763,011)                                    ------------


Total Investments - 99.84%                                       388,972,051
(Cost $256,496,070)                                             ------------

Net Other Assets and Liabilities - 0.16%                             640,871
                                                                ------------
Net Assets - 100.00%                                            $389,612,922
                                                                ============



---------------------------------------
*      Non income producing security.
(A)    Effective yield at time of purchase.
(1) Security has been deposited as intitial margin on open futures contracts. At June 30, 1998, the Portfolio's open futures contracts were as follows:

 Number of
 Contracts   Contract  Expiration Current Opening  Market Value at
 Purchased    Type       Date       Position        June 30,1998
 ---------    ----       ----       --------        ------------
    10      S & P 500   Sep-98    $ 2,839,030       $ 2,857,500



FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At June 30, 1998, the aggregate cost of investment securities for tax purposes was $256,496,070. Net unrealized appreciation (depreciation) aggregated $132,475,981, of which $139,158,254 related to appreciated investment securities and $(6,682,273) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1997 were $531,349.

OTHER INFORMATION
For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,752,178 and $56,496,506 of non-governmental issuers, respectively.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

              PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                        Value
  Par Value                                       Moody's Ratings      (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 48.21%

           Federal National
           Mortgage Association - 16.74%
$  233,539  6.00%, 05/01/01, Pool # 190806 (A)           Aaa       $   233,161
 1,371,025  7.38%, 08/17/03, REMIC (A)                   Aaa         1,392,029
   731,405  6.50%, 05/01/08, Pool # 50730 (A)            Aaa           736,642
   548,165  8.50%, 07/01/08, Pool # 10001 (A)            Aaa           571,967
   180,300  8.00%, 04/01/09, Pool # 111253 (A)           Aaa           185,354
   567,785  9.00%, 02/01/10, Pool # 303165 (A)           Aaa           594,301
 1,549,418  6.50%, 09/01/10, Pool # 327824 (A)           Aaa         1,559,288
   199,207  7.00%, 05/01/17, Pool # 68635 (A)            Aaa           202,044
 1,216,008  8.00%, 04/01/22, Pool # 124267 (A)           Aaa         1,261,888
 1,452,538  8.00%, 01/01/23, Pool # 125178 (A)           Aaa         1,507,342
   707,097  8.00%, 04/01/23, Pool # 124834 (A)           Aaa           733,776
    41,925  7.00%, 11/01/23, Pool # 249703 (A)           Aaa            42,593
 2,022,995  7.00%, 11/01/23, Pool # 50930 (A)            Aaa         2,055,221
 3,133,811  6.50%, 01/01/24, Pool # 50965 (A)            Aaa         3,136,349
 2,701,011  7.00%, 02/01/24, Pool # 50993 (A)            Aaa         2,742,227
 1,616,296  7.50%, 10/01/25, Pool # 321152 (A)           Aaa         1,657,689
   229,570  7.50%, 10/01/26, Pool # 359890 (A)           Aaa           235,449
   294,632  7.50%, 12/01/26, Pool # 362034 (A)           Aaa           302,274
   565,625  7.50%, 12/01/26, Pool # 366778 (A)           Aaa           580,297
   375,000  7.50%, 07/01/28 (B)                          Aaa           384,607
 7,700,000  7.50%, 08/01/28 (B)                          Aaa         7,793,833
 8,126,481  7.50%, 08/01/28 (B)                          Aaa         8,322,029
                                                                   -----------
                                                                    36,230,360
                                                                   -----------

           U.S. Treasury Bonds - 10.64%
 6,115,000  6.63%, 03/31/02 (C)                          Aaa         6,332,847
 4,565,000  7.25%, 05/15/16 (D)                          Aaa         5,349,609
 1,500,000  7.50%, 11/15/16                              Aaa         1,800,938
   650,000  7.63%, 11/15/22                              Aaa           810,266
 7,385,000  7.13%, 02/15/23 (E)                          Aaa         8,735,074
                                                                   -----------
                                                                    23,028,734
                                                                   -----------

           U.S. Treasury Notes - 9.13%
2,780,000  5.87%, 03/31/99                               Aaa         2,787,820
   90,000  7.75%, 01/31/00                               Aaa            92,953
5,175,000  5.63%, 02/28/01                               Aaa         5,187,938
4,025,000  5.75%, 08/15/03                               Aaa         4,067,766
  250,000  6.50%, 08/15/05                               Aaa           263,906
6,785,000  6.88%, 05/15/06                               Aaa         7,349,003
                                                                   -----------
                                                                    19,749,386
                                                                   -----------

            Federal Home Loan
            Mortgage Corporation - 5.90%
 2,000,000  5.48%, 07/14/98 (F)                          Aaa         1,996,042
   231,852  9.50%, 03/01/01, Pool # 200029               Aaa           239,473
    86,752  6.50%, 06/01/04, Pool # 548801               Aaa            86,318
   161,150  6.50%, 08/01/04, Pool # 181863               Aaa           161,377
 1,141,422  7.50%, 01/01/07, Pool # E00071               Aaa         1,173,793
   276,132  8.00%, 04/01/07, Pool # 170014               Aaa           285,095
   312,861  8.00%, 09/01/08, Pool # 530125               Aaa           321,581
   195,155  8.00%, 04/01/09, Pool # 534627               Aaa           198,998
   127,668  8.00%, 06/01/09, Pool # 184989               Aaa           131,548
   267,143  8.00%, 08/01/09, Pool # 546108               Aaa           275,262
 3,009,123  7.00%, 08/01/10, Pool # E20187               Aaa         3,064,159
    31,480  7.00%, 09/01/11, Pool # E65257               Aaa            32,053
   452,667  7.00%, 11/01/11, Pool # E65777               Aaa           460,915
 1,021,478  7.00%, 12/01/11, Pool # E20276               Aaa         1,040,089
 1,281,144  7.90%, 07/01/16, Pool # W30001               Aaa         1,371,425
   434,934  8.75%, 05/01/17, Pool # A00870               Aaa           461,400
   356,376  7.50%, 10/01/18, Pool # 304313               Aaa           362,748
   533,549  9.50%, 08/01/19, Pool # 555229               Aaa           567,354
    16,394  9.50%, 08/01/20, Pool # A00742               Aaa            17,706
    24,031  10.00%, 10/01/20, Pool # D06613              Aaa            26,265
   202,997  10.00%, 12/01/20, Pool # D13442              Aaa           221,693
   245,119  9.50%, 02/01/21, Pool # D06612               Aaa           264,353
                                                                   -----------
                                                                    12,759,647
                                                                   -----------
            Government National
            Mortgage Association - 5.80%
 1,100,963  9.50%, 02/15/06, Pool # 780238               Aaa         1,158,326
   224,231  6.50%, 09/15/08, Pool # 357124 (A)           Aaa           226,705
   129,227  9.00%, 08/15/16, Pool # 165233 (A)           Aaa           139,699
   172,832  9.00%, 08/15/16, Pool # 173341 (A)           Aaa           186,838
   213,855  8.00%, 08/15/22, Pool # 323199 (A)           Aaa           222,578
   934,757  7.00%, 05/15/23, Pool # 352154 (A)           Aaa           951,770
   939,594  7.00%, 06/15/23, Pool # 349678 (A)           Aaa           956,695
 3,345,076  6.50%, 01/15/24, Pool # 370999               Aaa         3,348,922
   102,071  8.00%, 09/15/26, Pool # 421495               Aaa           105,770
   296,483  8.00%, 09/15/26, Pool # 431341               Aaa           307,228
   924,880  8.00%, 09/15/26, Pool # 436476               Aaa           958,398
 4,000,000  6.50%, 08/01/28 (B)                          Aaa         3,981,252
                                                                   -----------
                                                                    12,544,181
                                                                   -----------
           Total U.S. Government
           and Agency Obligations                                  104,312,308
           (Cost $100,104,422)                                     -----------


CORPORATE NOTES AND BONDS - 35.80%

            Finance - 11.81%
 1,000,000  AON Capital Trust, Series A
            8.50%, 01/01/27                              A           1,157,542
 1,500,000  AT&T Capital Corp., MTN
            6.25%, 05/15/01                              Baa         1,500,502
 1,925,000  BankBoston
            6.38%, 03/25/08                              A           1,929,325
 1,450,000  BCH Cayman Islands
            Yankee Subordinated Note, Guaranteed
            6.50%, 02/15/06                              A           1,462,838
 2,000,000  Chase Manhattan Corp.
            6.38%, 02/15/08                              A           2,001,660
   500,000  Coles Myer Finance USA, Ltd., Series A, MTN
            5.45%, 07/16/98                              A             500,010
 1,000,000  Compass Trust I
            8.23%, 01/15/27                              A           1,095,467


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Par Value                           Moody's Ratings          (Note 2)
--------------------------------------------------------------------------------
             Finance (continued)
$ 1,500,000  Conseco Financing Trust III
             8.80%, 04/01/27                   Ba       $    1,704,196
  1,075,000  First Empire Capital Trust I
             8.23%, 02/01/27                   A             1,178,122
  1,300,000  Ford Motor Credit Co.
             6.25%, 12/08/05                   A             1,305,924
  1,805,000  General Motors Acceptance Corp.
             5.88%, 01/22/03                   A             1,788,186
  1,750,000  Homeside Lending, Inc., MTN
             6.88%, 05/15/00                   A             1,773,728
  1,750,000  MBNA Corp., MTN
             6.96%, 09/12/02                   Baa           1,787,366
  2,000,000  Star Banc Corp., Series A, MTN
             6.97%, 05/01/00                   A             2,031,632
  1,000,000  Travelers Group, Inc.
             7.25%, 05/01/01                   A             1,031,987
  1,700,000  The Money Store, Inc.
             8.05%, 04/15/02                   Ba            1,806,479
  1,500,000  U.S. West Capital Funding
             6.13%, 07/15/02                   A             1,500,173
                                                        --------------
                                                            25,555,137
                                                        --------------

             Utilities - 3.95%
  2,195,000  Connecticut Light & Power Co.
             First Mortgage, Series 94D
             7.88%, 10/01/24                   Ba            2,351,927
  1,000,000  Empresa Electrica Pehuenche SA
             Yankee Note
             7.30%, 05/01/03                   Baa           1,010,732
  2,000,000  K.N. Energy, Inc., Senior Note
             6.45%, 03/01/03                   Baa           2,008,146
  1,250,000  Philadelphia Electric Co.
             First Mortgage, Series 1992
             7.50%, 01/15/99                   Baa           1,259,614
  1,100,000  Sithe/Independence Funding Corp.
             Guaranteed, Series A
             9.00%, 12/30/13                   Baa           1,312,938
    580,000  Texas Utilities Electric Co.
             7.38%, 10/01/25                   Baa             600,271
                                                        --------------
                                                             8,543,628
                                                        --------------

             Industry - 3.83%
  1,225,000  Chesapeake Corp.
             7.00%, 03/15/05                   Baa           1,279,645
  1,900,000  Donohue Forest Products, Inc.
             Senior Note
             7.63%, 05/15/07                   Baa           2,022,029
  1,350,000  Georgia Gulf Corp.
             7.63%, 11/15/05                   Ba            1,391,462
  2,000,000  News America Holdings, Inc.
             7.38%, 10/17/08                   Baa           2,094,924
  1,500,000  Tyco International Group SA
             Yankee Subordinated Note
             6.25%, 06/15/13                   Baa           1,495,527
                                                        --------------
                                                             8,283,587
                                                        --------------


             Communications - 2.89%
$ 1,225,000  LCI International, Inc., Senior Note
             7.25%, 06/15/07                   Baa           1,229,220
  2,550,000  TCI Communications, Inc., Senior Debenture
             7.88%, 02/15/26                   Baa           2,863,578
  2,000,000  WorldCom, Inc., Note
             7.75%, 04/01/07                   Baa           2,160,512
                                                        --------------
                                                             6,253,310
                                                        --------------

             Securities Brokers and Dealers 2.46%
  2,045,000  Donaldson Lufkin & Jennrette, Inc.
             Senior Note
             6.88%, 11/01/05                   A             2,112,327
  1,500,000  Legg Mason, Inc., Senior Note
             6.50%, 02/15/06                   Baa           1,512,694
  1,700,000  Paine Webber Group, Inc., Senior Note
             6.55%, 04/15/08                   Baa           1,705,753
                                                        --------------
                                                             5,330,774
                                                        --------------

             Transportation - 2.35%
  1,300,000  AMR Corp.
             9.50%, 05/15/01                   Baa           1,414,720
    900,000  Consolidated Freightways, Inc.
             9.13%, 08/15/99                   Baa             927,409
  2,003,000  United Air Lines, Inc.
             9.00%, 12/15/03                   Baa           2,241,821
    446,443  United Air Lines, Inc.
             9.30%, 03/22/08                   Baa             512,065
                                                        --------------
                                                             5,096,015
                                                        --------------

             Oil, Gas, and Petroleum - 2.21%
    700,000  Southwest Gas Corp.
             Debenture, Series F
             9.75%, 06/15/02                   Baa             785,188
  1,500,000  Tennessee Gas Pipeline Co.
             7.50%, 04/01/17                   Baa           1,637,995
    800,000  Union Pacific Resources, Co.
             6.50%, 05/15/05                   Baa             805,468
  1,500,000  Valero Energy Corp., MTN
             7.50%, 05/31/01 (H)               BBB           1,547,071
                                                        --------------
                                                             4,775,722
                                                        --------------

             Book Publishing - 1.09%
  1,230,000  Time Warner, Inc., Debenture
             8.05%, 01/15/16                   Baa           1,403,242
    750,000  Time Warner, Inc., Debenture
             9.15%, 02/01/23                   Baa             951,713
                                                        --------------
                                                             2,354,955
                                                        --------------

             Technology - 0.92%
  2,000,000  Computer Associates International, Inc.
             6.25%, 04/15/03 (G)               Baa           2,000,824
                                                        --------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Par Value                             Moody's Ratings        (Note 2)
--------------------------------------------------------------------------------

             Electronics - 0.81%
$ 1,700,000  Clear Channel Communications, Inc.
             7.25%, 10/15/27                   Baa      $    1,751,442
                                                        --------------

             Processed Foods - 0.78%
  1,500,000  Ralston Purina Co.
             7.75%, 10/01/15                   Baa           1,679,812
                                                        --------------

             Manufacturing - 0.70%
  1,500,000  Black & Decker Corp.
             6.63%, 11/15/00                   Baa           1,515,546
                                                        --------------

             Pharmaceuticals - 0.70%
  1,500,000  Watson Pharmaceuticals, Inc.
             7.13%, 05/15/08                   Ba            1,503,997
                                                        --------------

             Media - 0.53%
  1,125,000  Hearst-Argyle Television, Inc.
             7.00%, 01/15/18                   Baa           1,141,763
                                                        --------------

             Engineering and Construction - 0.40%
    850,000  Pulte Corp., Senior Note
             7.00%, 12/15/03                   Baa             874,131
                                                        --------------

             Consumer Products - 0.37%
    675,000  Time Warner Entertainment Co., LP
             Senior Debenture
             8.38%, 03/15/23                   Baa             790,259
                                                        --------------
             Total Corporate Notes and Bonds                77,450,902
             (Cost $77,256,916)                         ==============

ASSET-BACKED SECURITIES (A) - 14.71%

  1,743,925  Associates Manufactured Housing
             6.70%, 03/15/27                   Aaa           1,754,894
  2,350,000  BankBoston RV Asset Backed Trust
             1997-1, Series A8
             6.54%, 02/15/09                   Aaa           2,383,934
  2,000,000  Barnett Auto Trust, 1997-A, A3
             6.03%, 11/15/01                   Aaa           2,004,500
  1,620,686  Bear Stearns Mortgage Securities, Inc.
             1995-1, Series 1A, CMO
             6.48%, 05/25/10                   Aaa           1,627,347
  1,250,000  Bear Stearns Mortgage Securities, Inc.
             1996-1, Series A10, CMO
             7.75%, 06/25/27                   Aaa           1,290,065
    750,000  Carco Auto Loan Master Trust, 1997-1, Series A
             6.69%, 08/15/04                   Aaa             761,565
  3,000,000  Chase Manhattan Auto Owner Trust
             1998-A, Series A3
             5.70%, 09/17/01                   Aaa           2,994,780
  1,075,000  Comcast Cable Communications, Inc.
             8.13%, 05/01/04                   Baa           1,168,901
  1,684,760  Financial Asset Securitization, Inc.
             1997-NAMC, Series FXA2, CMO
             7.75%, 05/25/27 (H)               Aaa           1,738,587
  1,599,526  First Plus Home Loan Owner Trust
             1996-2, Series A5
             7.47%, 02/20/11                   Aaa           1,636,187
  1,414,700  General Motors Acceptance Corp.
             1996-C1, Series A2A, CMO
             6.79%, 10/15/28                   A             1,446,715
    440,877  Green Tree Financial Corp., 1992-1
             Series A3
             6.70%, 10/15/17                   Aaa             443,487
  1,700,000  Green Tree Financial Corp., 1994-1
             Series A3
             6.90%, 04/15/19                   Aaa           1,717,731
    128,325  Green Tree Financial Corp., 1994-2
             Series A2
             7.35%, 05/15/19                   Aaa             128,784
    173,024  Green Tree Financial Corp., 1994-8
             Series A3
             8.25%, 04/15/25                   Aaa             173,856
    378,745  Green Tree Recreation
             Equipment & Consumer Trust
             1997-B, Series A1
             5.55%, 02/15/18                   Aaa             377,237
  1,098,838  Green Tree Recreation
             Equipment & Consumer Trust
             6.55%, 07/15/28 (H)               Aaa           1,117,408
    187,498  NationsBank Auto Grantor Trust
             1995-A, Series B
             6.00%, 06/15/02                   A               187,777
  1,950,000  Olympic Automobile Receivables Trust
             Series 1996-A, Class A-4
             5.85%, 07/15/01                   Aaa           1,950,780
  1,000,000  PSB Lending Home Loan Owner Trust
             1997-3, Series A2
             6.57%, 02/20/13                   Aaa           1,009,190
  1,560,000  Residential Asset Securities Trust
             7.50%, 11/25/11                   Aaa           1,574,992
  1,750,000  Resolution Trust Corp.
             1995-C1, Series A4C, CMO
             6.85%, 02/25/27                   Aaa           1,759,153
    775,000  Vendee Mortgage Trust, 1997-1
             Series 2B, CMO
             7.50%, 09/15/01                   NR              783,914
     38,273  Western Financial Grantor Trust
             1994-2, Series A2
             6.38%, 09/01/99                   Aaa              38,322
    183,151  Western Financial Grantor Trust
             1995-2, Series A2
             7.10%, 07/01/00                   Aaa             184,259
  1,575,000  WFS Financial Owner Trust, 1998-B
             6.05%, 04/20/03 #                 Aaa           1,573,805
                                                        --------------
             Total Asset-Backed Securities                  31,828,170
             (Cost $30,410,389)                         ==============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                          INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Shares                                Moody's Ratings        (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER (F) - 7.61%

$ 2,500,000  BBL North America
             5.51%, 07/09/98, (H)              A             2,496,938
  4,000,000  Budget Funding Corp.
             5.58%, 07/14/98, (H)              A             3,991,939
  2,500,000  Ciesco
             5.50%, 07/14/98                   Aa            2,495,034
  2,200,000  CitiCorp
             5.50%, 07/14/98                   Aa            2,195,630
  1,300,000  Ford Motor Credit Corp
             5.49%, 07/14/98                   A             1,297,422
  2,000,000  Goldman Sachs Group
             5.51%, 07/10/98                   A             1,997,245
  2,000,000  Republic Industrial Funding
             5.55%, 07/13/98                   A             1,996,300
                                                        --------------
             Total Commercial Paper                         16,470,508
             (Cost $16,470,508)                         --------------



REPURCHASE AGREEMENT - 2.31%

  5,000,000  First Union Repurchase Agreement
             6.65%, 07/01/98, Dated 06/30/98
             Repurchase Price $5,000,924
             (Collateralized by RBMG Funding Co., 5.84%
             Due 10/25/29; Total Par $5,250,000;
             Market Value $5,250,000)          NR            5,000,000
                                                        --------------
             Total Repurchase Agreement                      5,000,000
             (Cost $5,000,000)                          --------------




INVESTMENT COMPANY - 0.05%

    104,862  SSgA Prime Money Market Fund      NR              104,862
                                                        --------------
             Total Investment Company                          104,862
             (Cost $104,862)                            ==============

Total Investments - 108.69%                                235,166,750
(Cost $229,347,097)                                     ==============

Net Assets and Other Liabilities - (8.69)%                 (18,808,255)
                                                        --------------
Net Assets - 100.00%                                    $  216,358,495
                                                        ==============


--------------------------------------------
(A)     Pass Through Certificates
(B)     Forward Commitments
(C)     Designated as collateral on Forward Commitment, par value of $6,115,000.
(D)     Designated as collateral on Forward Commitment, par value of $4,565,000.
(E)     Designated as collateral on Forward Commitment, par value of $5,600,000.
(F)     Effective yield at time of purchase
(G) Security exempt from registration under rule 144A or the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $2,000,824 or 0.92% of net assets.
(H) Standard & Poor's ("S&P") credit ratings are used in the absence of a rating by Moody's Investors, Inc.
CMO     Collateralized Mortgage Obligations
MTN     Medium Term Note
REMIC   Real Estate Mortgage Conduit




FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $229,347,097. Net unrealized appreciation (depreciation) aggregated $5,819,653, of which $6,010,548 related to appreciated investment securities and $(190,895) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforward of $1,388,318 which expires 2002.


OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $84,027,623 and $78,523,404 of non-governmental issuers, respectively, and $34,399,894 and $26,450,073 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings                       S&P Ratings
        Aaa             55.16%                 AAA           1.21%
        Aa               1.99                  A             2.76
        A               11.82                  BBB           0.66
        Baa             20.18
        Ba               3.72
        NR (Not Rated)   2.50
                      --------                            ---------
                        95.37%                               4.63%
                      ========                            =========




                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                 Value
  Par Value                                                    (Note 2)
--------------------------------------------------------------------------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 85.51%

             U.S. Treasury Notes - 38.81%
$ 3,950,000  7.13%, 02/29/00                            $    4,048,750
  3,000,000  6.50%, 08/31/01                                 3,080,625
  6,025,000  6.38%, 09/30/01                                 6,168,094
  1,000,000  6.25%, 02/28/02                                 1,022,813
  4,525,000  5.75%, 08/15/03                                 4,573,078
  6,350,000  6.88%, 05/15/06                                 6,877,844
                                                        --------------
                                                            25,771,204
                                                        --------------

             Federal National Mortgage Association - 21.72%
  1,850,000  6.45%, 04/23/01, MTN                            1,887,116
  1,000,000  6.20%, 07/10/03, Note                             993,583
    825,919  7.38%, 08/17/03, REMIC, (A)                       838,572
  1,300,000  5.80%, 12/10/03, Note                           1,305,248
    350,000  6.40%, 01/13/04, Note                             350,096
    950,000  6.82%, 08/23/05, MTN                            1,012,480
  1,147,434  7.50%, 03/01/07, Pool # 50545 (A)               1,179,447
  1,200,000  6.57%, 08/22/07, MTN                            1,270,413
  1,097,108  6.50%, 05/01/08, Pool # 50730, (A)              1,104,963
  1,300,000  8.40%, 02/25/09, Class A3,
             Series 1996-W2, CMO, (A)                        1,376,805
    108,180  8.00%, 04/01/09, Pool # 111253, (A)               111,212
    476,642  7.00%, 01/01/10, Pool # 303194                    485,388
    439,113  6.40%, 11/25/10, Class A2,
             Series 1995-T2, REMIC, (A)                        441,138
     73,549  7.00%, 05/01/17, Pool #  68635, (A)                74,596
    708,154  8.00%, 09/01/21, Pool # 70941, (A)                735,793
  1,250,000  7.00%, 06/25/26, Class A3,
             Series 1996-M6, REMIC, (A)                      1,256,400
                                                        --------------
                                                            14,423,250
                                                        --------------

             Federal Home Loan Mortgage Corporation - 8.67%
    241,749  9.50%, 03/01/01, Pool # 200029                    249,695
  1,000,000  5.99%, 03/06/01, Bond                             996,515
     61,883  6.50%, 06/01/04, Pool # 548801, (A)                61,573
    140,644  6.50%, 08/01/04, Pool # 181863, (A)               140,842
    434,553  7.50%, 02/01/07, Pool # E00075, (A)               446,877
    312,861  8.00%, 09/01/08, Pool # 530125, (A)               321,581
  1,109,649  6.50%, 02/01/09, Pool # E00279, (A)             1,119,015
    221,508  8.00%, 04/01/09, Pool # 534627, (A)               225,869
     79,799  8.00%, 06/01/09, Pool # 184989, (A)                82,224
    267,144  8.00%, 08/01/09, Pool # 546108, (A)               275,262
    139,123  8.00%, 09/01/09, Pool # 273699, (A)               141,863
    337,143  7.90%, 07/01/16, Pool # W30001, (A)               360,901
    259,979  8.00%, 06/01/19, Pool # 544250, (A)               269,630
    246,541  10.00%, 03/01/21, Pool # A00969, (A)              269,456
    797,140  6.50%, 06/01/23, Pool # N30118, (A)               798,527
                                                        --------------
                                                             5,759,830
                                                        --------------

             Federal Farm Credit Bank - 5.29%
  2,000,000  6.71%, 04/25/01, MTN                            2,052,478
  1,400,000  6.65%, 08/08/03, MTN                            1,457,636
                                                        --------------
                                                             3,510,114
                                                        --------------

             Government National Mortgage Association (A) - 4.63%
$   328,046  9.50%, 02/15/06, Pool # 780238             $      345,138
     91,062  8.00%, 12/15/06, Pool # 014758                     95,517
     87,780  6.50%, 06/15/09, Pool # 376548                     88,735
  1,859,301  7.00%, 06/15/09, Pool # 374332                  1,904,593
    627,335  7.00%, 06/15/12, Pool # 411797                    642,309
                                                        --------------
                                                             3,076,292
                                                        --------------

             Federal Home Loan Bank - 2.56%
    550,000  6.55%, 03/07/05, Note, Series FX05                575,503
  1,100,000  6.19%, 05/06/08, Series EB08                    1,126,812
                                                        --------------
                                                             1,702,315
                                                        --------------

             U.S. Treasury Bond - 2.16%
  1,100,000  10.75%, 08/15/05                                1,431,032
                                                        --------------

             U.S. Government Backed Bond - 1.67%
  1,100,000  Tennessee Valley Authority, Series D
             6.00%, 11/01/00                                 1,108,392
                                                        --------------
             Total U.S. Government and Agency Obligations   56,782,429
              (Cost $56,091,422)                        --------------

ASSET-BACKED SECURITIES (A) - 11.03%

  1,500,000  American Express Master Trust, 1998-1, Series A
             5.90%, 04/15/04                                 1,493,496
  1,170,921  Associates Manufactured Housing, 1996-1, Series A2
             6.70%, 03/15/27                                 1,178,286
  1,550,000  Chase Credit Card Master Trust, 1997-2, Series A
             6.30%, 04/15/03                                 1,567,515
  1,500,000  Discover Card Master Trust, 1998-2, Series  A
             5.80%, 09/16/03                                 1,501,215
    111,125  Green Tree Financial Corp.
             Class A3, Series 1994-7
             8.00%, 03/15/20                                   111,498
     60,599  Green Tree Recreation Equipment & Consumer Trust
             Class A1, Series 1996-A
             5.55%, 02/15/18                                    60,358
  1,400,000  Premier Auto Trust, 1996-4, Series A4
             6.40%, 10/06/01                                 1,410,444
                                                        --------------
             Total Asset-Backed Securities                   7,322,812
             (Cost $7,313,297)                          ==============



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                              GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


                                                                 Value
  Shares                                                       (Note 2)
--------------------------------------------------------------------------------

INVESTMENT COMPANY - 2.00%

  1,327,510  SSgA Prime Money Market Fund               $    1,327,510
                                                        --------------
             Total Investment Company                        1,327,510
             (Cost $1,327,510)                          --------------

Total Investments - 98.54%                                  65,432,751
(Cost $64,732,229)                                      --------------

Net Other Assets and Liabilities - 1.46%                       969,961
                                                        --------------
Net Assets - 100.00%                                    $   66,402,712
                                                        ==============


------------------------------------------------
(A)     Pass Through Certificates
CMO     Collateralized Mortgage Obligations
MTN     Medium Term Note
REMIC   Real Estate Mortgage Investment Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $64,732,229. Net unrealized appreciation (depreciation) aggregated $700,523, of which $799,955 related to appreciated investment securities and $(99,432) related to depreciated investment securities.

As of December 31, 1997, the Portfolio had a capital loss carryforwards which expire as follows: $1,544,794 in 2002, $515,322 in 2003, $461,593 in 2004; and
$64,602 in 2005.

OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $10,628,738 and $8,620,927 of non-governmental issuers, respectively, and $25,401,612 and $18,253,499 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

            Moody's Ratings (Unaudited)

            Aaa             98.00%
            NR (Not Rated)   2.00
                           ------
                           100.00%
                           ======


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

             PORTFOLIO OF INVESTMENTS . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Par Value                                                    (Note 2)
--------------------------------------------------------------------------------

CORPORATE NOTES AND BONDS - 32.13%

             Finance - 16.81%
$ 3,165,000  Abbey National Treasury Services, Plc
             6.50%, 12/21/98                            $    3,171,659
  5,000,000  American Honda Finance Corp., MTN
             5.66%, 10/23/98 (B)                             5,000,172
  2,000,000  Asset-Backed Capital Finance, Inc.
             5.68%, 09/23/98 (B) *                           2,000,000
  1,000,000  Associates Corp.of North America
             6.75%, 06/28/99                                 1,007,609
  2,500,000  Avco Financial Service, Inc., MTN
             5.63%, 11/17/98 *                               2,500,000
  3,000,000  Bell Atlantic Financial Services, MTN
             5.30%, 09/01/98                                 2,997,548
  3,500,000  CIT Group Holdings, Inc., Senior MTN
             5.57%, 01/27/99 *                               3,499,023
  2,500,000  CIT Group Holdings, Inc., Senior MTN
             6.20%, 06/17/99                                 2,510,370
  1,000,000  Compass Auto Receivables Trust
             5.66%, 07/15/99                                 1,000,000
    700,000  Ford Motor Credit Co., MTN
             8.21%, 03/16/99                                   711,722
  4,000,000  General Motors Acceptance Corp., MTN
             5.56%, 09/21/98 *                               3,999,378
  3,650,000  General Motors Acceptance Corp., MTN
             5.70%, 02/09/99                                 3,647,458
  1,500,000  Household Financial Corp., Ltd., Senior Note
             7.13%, 04/30/99                                 1,515,319
  2,500,000  New England Loan Marketing Corp., MTN
             5.85%, 07/17/98 *                               2,500,210
  6,000,000  New England Loan Marketing Corp., MTN
             5.83%, 09/18/98 *                               6,002,431
  1,000,000  PACCAR Financial Corp., MTN
             6.46%, 05/19/99                                 1,005,662
  2,250,000  Sears Roebuck Acceptance Corp., MTN
             6.54%, 05/06/99                                 2,263,760
                                                        --------------
                                                            45,332,321
                                                        --------------

             Security Brokers and Dealers - 7.67%
  5,000,000  Bear Stearns Cos., Inc., Series B, MTN
             5.66%, 08/25/98 *                               5,000,000
  2,000,000  Lehman Brothers Holdings, Inc., MTN
             6.65%, 07/14/98                                 2,000,553
  5,500,000  Paine Webber Group, Inc., MTN
             5.75%, 11/04/98 *                               5,500,000
  1,000,000  Paine Webber Group, Inc., MTN
             8.45%, 12/16/98                                 1,011,264
  5,000,000  Paine Webber Group, Inc., MTN
             5.75%, 03/10/99 *                               5,000,000
  1,164,000  Salomon-Smith Barney Holdings
             5.50%, 01/15/99                                 1,161,979
  1,000,000  Shearson-Lehman Holdings, Inc., MTN
             6.08%, 07/08/98                                 1,000,054
                                                        --------------
                                                            20,673,850
                                                        --------------


             Commercial Banks - 4.29%
  2,000,000  First Chicago Corp.
             9.00%, 06/15/99                                 2,058,609
  1,000,000  First Interstate Bancorp, Senior Subordinated Note
             8.63%, 04/01/99                                 1,020,314
  3,500,000  First Union National Bank, MTN
             5.79%, 04/30/99 *                               3,500,000
  3,000,000  Key Bank N.A., MTN
             5.76%, 01/14/99 *                               2,999,563
  1,000,000  Norwest Corp., Series G, MTN
             6.00%, 10/13/98                                 1,000,116
  1,000,000  Wells Fargo & Co., Euro-Dollar
             5.81%, 07/31/98 *                               1,000,070
                                                        --------------
                                                            11,578,672
                                                        --------------

             Communication - 1.89%
  2,000,000  MCI Communications Corp.
             5.88%, 03/16/99 *                               2,001,935
  3,100,000  Nippon Telegraph & Telephone Corp.
             9.50%, 07/27/98                                 3,107,607
                                                        --------------
                                                             5,109,542
                                                        --------------

             Insurance - 0.90%
  2,400,000  SunAmerica, Inc.
             9.00%, 01/15/99                                 2,438,323
                                                        --------------

             Utilities - 0.38%
  1,000,000  Virginia Electric & Power Co., MTN, Series C
             9.30%, 06/09/99                                 1,032,435
                                                        --------------

             Retail - 0.19%
    500,000  Sears Roebuck Co., Debenture
             8.20%, 04/15/99 *                                 508,866
                                                        --------------
             Total Corporate Notes and Bonds                86,674,009
                                                        --------------
             (Cost $86,674,009)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.55%

             Federal Home Loan Bank - 0.81%
  2,200,000  5.78%, 05/14/99                                 2,198,806
                                                        --------------

             Federal Farm Credit Bank (A) - 0.74%
  2,000,000  5.50%, 08/12/98                                 1,987,167
                                                        --------------
             Total U.S. Government
             Agency Obligations                              4,185,973
             (Cost $4,185,973)                          --------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
  Par Value                                                    (Note 2)
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 48.17%

             Finance - 23.56%
$ 6,500,000  Asset-Backed Capital Finance, Inc.
             5.54%, 11/16/98 (C)                        $    6,361,962
  1,450,000  Budget Funding Corp.
             5.57%, 07/09/98 (A)                             1,448,194
  2,250,000  China Merchants (Cayman), Inc.
             5.55%, 08/26/98 (A)                             2,230,575
  3,000,000  Den Norske Stats Oljeselska
             5.52%, 08/27/98 (A)                             2,973,780
  4,000,000  Harley-Davidson Dealer Funding Corp.
             5.55%, 07/08/98 (A)                             3,995,683
  2,300,000  Harley-Davidson Dealer Funding Corp.
             5.55%, 07/22/98 (A)                             2,292,554
    400,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 07/06/98 (A)                               399,692
    618,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 07/28/98 (A)                               615,428
  4,397,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 08/11/98 (A)                             4,369,223
  1,300,000  Jefferson Smurfit Finance Corp., Series B
             5.55%, 08/18/98 (A)                             1,290,380
  1,672,000  Jefferson Smurfit Finance Corp., Series B
             5.54%, 08/25/98 (A)                             1,657,848
  5,000,000  Mitsubishi Motors Credit of America, Inc.
             5.65%, 09/11/98 (A)                             4,943,500
  2,000,000  Pegasus Two, Ltd.
             5.57%, 07/29/98 (C)                             1,991,336
  3,000,000  Pegasus Two, Ltd.
             5.62%, 09/09/98 (C)                             2,967,625
  2,000,000  Prudential Funding Corp.
             5.44%, 09/16/98 (A)                             1,976,729
  5,000,000  Republic Industrial Funding Corp.
             5.54%, 07/22/98 (A)                             4,983,842
  3,000,000  Standard Credit Card Master Trust
             5.53%, 07/14/98 (C)                             2,994,009
  1,700,000  Toshiba Capital (Asia) Corp.
             5.77%, 08/14/98 (A)                             1,688,011
  1,000,000  Toshiba Capital (Asia) Corp.
             5.75%, 09/01/98 (A)                               990,097
  1,500,000  Toshiba Capital (Asia) Corp.
             5.77%, 10/06/98 (A)                             1,476,680
  3,000,000  Trident Capital Finance, Inc.
             5.54%, 07/07/98 (C)                             2,997,230
  8,000,000  Westways Funding I, Ltd.
             5.55%, 08/28/98 (C)                             7,928,467
  1,000,000  Westways Funding II, Ltd.
             5.55%, 09/16/98 (C)                               988,129
                                                        --------------
                                                            63,560,974
                                                        --------------
             Banking- 8.19%
  1,225,743  BankBoston
             5.41%, 07/20/98 (A)                             1,222,244
  1,500,000  Corestates Bank
             5.45%, 09/08/98 (A)                             1,484,331
  3,000,000  Den Norske Bank
             5.47%, 08/10/98 (A)                             2,981,767
  6,000,000  Den Norske Bank
             5.51%, 08/18/98 (A)                             5,955,920
  1,087,872  European American Bank
             5.51%, 07/15/98 (A)                             1,085,583
  6,500,000  Household International, Inc.
             5.58%, 07/15/98 (C)                             6,485,895
  3,000,000  UniBanco - Grand Cayman
             5.49%, 04/15/99 (A)                             2,868,240
                                                        --------------
                                                            22,083,980
                                                        --------------

             Securities Brokers and Dealers - 7.67%
  2,000,000  Bear Stearns Co., Inc.
             5.52%, 07/22/98 (A)                             1,993,560
  3,000,000  Bear Stearns Co., Inc.
             5.51%, 11/24/98 (A)                             2,932,962
  6,000,000  BT Alex Brown, Inc.
             5.47%, 12/16/98 (A)                             5,846,560
  1,500,000  Donaldson Lufkin & Jenrette, Inc.
             5.75%, 07/27/98 (A)                             1,493,771
  5,000,000  Donaldson Lufkin & Jenrette, Inc.
             5.67%, 08/12/98 (A)                             4,966,983
  3,500,000  Donaldson Lufkin & Jenrette, Inc.
             5.66%, 09/23/98 (A)                             3,453,777
                                                        --------------
                                                            20,687,613
                                                        --------------

             Utilities - 4.05%
 11,000,000  Electricity Corp. of New Zealand
             5.62%, 08/11/98 (A)                            10,929,617
                                                        --------------

             Energy - 3.33%
 9,000,000   Texaco, Inc.
             5.46%, 07/16/98 (A)                             8,979,525
                                                        --------------

             Industry - 1.37%
 3,765,000   Monsanto Co.
             5.52%, 10/15/98 (C)                             3,703,806
                                                        --------------
             Total Commercial Paper                        129,945,515
             (Cost $129,945,515)                        --------------



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

        PORTFOLIO OF INVESTMENTS, Continued . June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                 Value
     Shares                                                    (Note 2)
--------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT - 13.53%

$ 2,500,000  Bankers Trust Co.
             5.92%, 07/17/98                            $    2,499,969
  7,000,000  Barclays Bank Plc
             5.67%, 12/16/98                                 6,999,765
  3,000,000  Deutsche Bank Financial
             5.95%, 10/26/98                                 2,999,541
  5,000,000  First Tennessee Bank
             5.75%, 01/22/99                                 5,000,000
  4,500,000  National Bank of Canada
             5.73%, 06/07/99                                 4,497,585
  5,000,000  Sanwa Bank, Ltd., New York
             5.97%, 09/30/98                                 5,000,124
  6,500,000  Societe Generale, New York
             5.77%, 09/11/98                                 6,499,836
  3,000,000  Societe Generale, New York
             5.97%, 09/15/98                                 3,000,060
                                                        --------------
             Total Certificates of Deposit                  36,496,880
             (Cost $36,496,880)                         --------------

REPURCHASE AGREEMENT - 3.71%

 10,000,000  First Union Repurchase Agreement
              6.65%, 7/1/98, Dated 6/30/98
             Repurchase Price $10,001,847
             (Collateralized by First Alliance
             Mortgage Loan Trust
             7.20%, Due 6/20/28,
             Total Par $14,237,000;
             Market Value $14,418,237)        NR            10,000,000
                                                        --------------
             Total Repurchase Agreement                     10,000,000
             (Cost $10,000,000)                         --------------



INVESTMENT COMPANY - 0.20%

    525,796  SSgA Prime Money Market                    $      525,796
                                                        --------------
             Total Investment Company                          525,796
             (Cost $525,796)                            --------------

Total Investments - 99.29%                                 267,828,173
(Cost $267,828,173)                                     --------------
Net Other Assets and Liabilities - 0.71%                     1,914,613
                                                        --------------
Net Assets - 100.00%                                    $  269,742,786
                                                        ==============


-----------------------------------
* Variable rate security. The rate shown reflects rate in effect at June 30, 1998.
(A)  Effective yield at time of purchase
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $7,000,172 or 2.60% of net assets.
(C) Security exempt from registration under section 4(2) of the Securities Act of 1933, as amended. This security may be resold to qualified institutional buyers. At June 30, 1998, these securities amounted to $36,418,459 or 13.50% of net assets.
MTN  Medium Term Note




FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At June 30, 1998, the aggregate cost of investment securities for tax purposes was $267,831,189.

As of December 31, 1997, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002, $144 in 2003, $35,977 in 2004; and $8,154 in
2005.


OTHER INFORMATION

For the six months ended June 30, 1998, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $95,752,178 and $56,496,506 of non-governmental issuers, respectively.

                Moody's Ratings
            Aaa               96.09%
            NR (Not Rated)     3.91
                             ------
                             100.00%
                             ======


                       See Notes to Financial Statements.

                       This page intentionally left blank.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

  STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . June 30, 1998 (Unaudited)
=============================================================================================================================
                                                                            Select       Select                   Equity
                                                                          Aggressive  International    Growth      Index
                                                                          Growth Fund   Equity Fund     Fund        Fund
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost ..................................................   $ 579,079    $ 398,483    $ 664,162   $ 256,496
   Repurchase agreements at cost ........................................          --           --           --          --
   Net unrealized appreciation (depreciation) ...........................     171,837       96,483      176,059     132,476
                                                                            ---------    ---------    ---------   ---------
      Total investments at value ........................................     750,916      494,966      840,221     388,972
Cash ....................................................................          --        3,934          462          44
Foreign currency (Cost $4,825) (Notes 2 and 7) ..........................          --        6,958           --          --
Short-term investments held as collateral for securities loaned (Note 2)      109,199       32,911           --          --
Receivable for investments sold .........................................          --       30,505        5,562          --
Receivable for shares sold ..............................................         637           93          175         409
Receivable for foreign currency sold ....................................          --        4,576           --          --
Interest and dividend receivables .......................................         141        3,977        1,050         401
Dividend tax reclaim receivables ........................................          --          742           --          --
Net unrealized appreciation on forward currency contracts (Notes 2 and 8)          --          681           --          --
                                                                            ---------    ---------    ---------   ---------
      Total Assets ......................................................     860,893      579,343      847,470     389,826
                                                                            ---------    ---------    ---------   ---------
LIABILITIES:
Payable for investments purchased .......................................       3,794       36,330        5,945          --
Payable for foreign currency purchased ..................................          --       14,749           --          --
Payable for shares repurchased ..........................................          --          737           --          --
Payable to custodian ....................................................          23           --           --          --
Payable for variation margin ............................................          --           --           --          18
Collateral for securities loaned ........................................     109,199       32,911           --          --
Advisory fee payable (Note 3) ...........................................         515          352          296          90
Trustees' fees and expenses payable .....................................           6            4            6           3
Accrued expenses and other payables .....................................         169          181          166         102
                                                                            ---------    ---------    ---------   ---------
      Total Liabilities .................................................     113,706       85,264        6,413         213
                                                                            ---------    ---------    ---------   ---------
NET ASSETS ..............................................................   $ 747,187    $ 494,079    $ 841,057   $ 389,613
                                                                            =========    =========    =========   =========
NET ASSETS consist of
Paid-in capital (Note 6) ................................................   $ 520,767    $ 392,951    $ 610,398   $ 247,722
Undistributed (distribution in excess of) net investment income (loss) ..      (1,233)       2,593           28          33
Accumulated (distribution in excess of ) net realized gain (loss) on
   investments sold, foreign currency transactions and futures contracts .     55,816       (1,210)      54,572       9,333
Net unrealized appreciation of investments, assets and liabilities in
   foreign currency and futures contracts ...............................     171,837       99,745      176,059     132,525
                                                                            ---------    ---------    ---------   ---------
TOTAL NET ASSETS ........................................................   $ 747,187    $ 494,079    $ 841,057   $ 389,613
                                                                            =========    =========    =========   =========
Shares of beneficial interest outstanding
(unlimited authorization, no par value) .................................     288,798      313,385      307,652     121,400
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding) .........................................   $   2.587    $   1.577    $   2.734   $   3.209
                                                                            =========    =========    =========   =========


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Investment Grade  Government    Money
                                                                               Income          Bond       Market
                                                                                Fund           Fund        Fund
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments (Note 2):
   Investments at cost ..................................................     $ 229,347    $  64,732    $ 257,828
   Repurchase agreements at cost ........................................            --           --       10,000
   Net unrealized appreciation (depreciation) ...........................         5,820          701           --
                                                                              ---------    ---------    ---------
      Total investments at value ........................................       235,167       65,433      267,828
Cash ....................................................................           149           88           26
Foreign currency (Cost $4,825) (Notes 2 and 7) ..........................            --           --           --
Short-term investments held as collateral for securities loaned (Note 2)             --           --           --
Receivable for investments sold .........................................        20,450           --          350
Receivable for shares sold ..............................................            38           90           --
Receivable for foreign currency sold ....................................            --           --           --
Interest and dividend receivables .......................................         2,372          849        1,655
Dividend tax reclaim receivables ........................................            --           --           --
Net unrealized appreciation on forward currency contracts (Notes 2 and 8)            --           --           --
                                                                              ---------    ---------    ---------
      Total Assets ......................................................       258,176       66,460      269,859
                                                                              ---------    ---------    ---------
LIABILITIES:
Payable for investments purchased .......................................        41,667           --           --
Payable for foreign currency purchased ..................................            --           --           --
Payable for shares repurchased ..........................................            --           --           --
Payable to custodian ....................................................            --            2           --
Payable for variation margin ............................................            --           --           --
Collateral for securities loaned ........................................            --           --           --
Advisory fee payable (Note 3) ...........................................            77           27           59
Trustees' fees and expenses payable .....................................             2            1            2
Accrued expenses and other payables .....................................            72           27           55
                                                                              ---------    ---------    ---------
      Total Liabilities .................................................        41,818           57          116
                                                                              ---------    ---------    ---------
NET ASSETS ..............................................................     $ 216,358    $  66,403    $ 269,743
                                                                              =========    =========    =========
NET ASSETS consist of
Paid-in capital (Note 6) ................................................     $ 210,979    $  68,245    $ 269,806
Undistributed (distribution in excess of) net investment income (loss) ..            (5)         (15)          --
Accumulated (distribution in excess of ) net realized gain (loss) on
   investments sold, foreign currency transactions and futures contracts .         (436)      (2,528)         (63)
Net unrealized appreciation of investments, assets and liabilities in
   foreign currency and futures contracts ...............................         5,820          701           --
                                                                              ---------    ---------    ---------
TOTAL NET ASSETS ........................................................     $ 216,358    $  66,403    $ 269,743
                                                                              =========    =========    =========
Shares of beneficial interest outstanding
(unlimited authorization, no par value) .................................       192,851       63,198      269,806
NET ASSET VALUE,
Offering and redemption price per share
(Net Assets/Shares Outstanding) .........................................     $   1.122    $   1.051    $   1.000
                                                                              =========    =========    =========


--------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                       STATEMENTS OF OPERATIONS (in 000's) . For the period ended June 30, 1998 (Unaudited)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     Select         Select               Equity
                                                                                    Aggressive   International  Growth    Index
                                                                                   Growth Fund    Equity Fund    Fund     Fund
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest (Note 2) ...........................................................   $     410      $     356  $   1,374  $      91
   Dividends (Note 2) ..........................................................       1,429          6,585      4,930      2,545
   Securities lending income (Note 2) ..........................................         117             59         --         --
   Less net foreign taxes withheld .............................................          --           (719)        --         --
                                                                                   ---------      ---------  ---------  ---------
      Total investment income ..................................................       1,956          6,281      6,304      2,636
                                                                                   ---------      ---------  ---------  ---------
EXPENSES
   Investment advisory fees (Notes 3and 4) .....................................       3,026          2,000      1,752        502
   Custodian and securities lending fees (Note 3) ..............................          45            180         25         26
   Fund accounting fees (Note 3) ...............................................          45             32         50         37
   Legal fees ..................................................................           8              5          9          4
   Audit fees ..................................................................           6              6          6          5
   Trustees' fees and expenses (Note 3) ........................................          14              9         17          7
   Reports to shareholders .....................................................          64             46         56         33
   Insurance ...................................................................           1             --          1         --
   Miscellaneous ...............................................................           2             --          6         13
                                                                                   ---------      ---------  ---------  ---------
      Total expenses before reductions .........................................       3,211          2,278      1,922        627
      Less reductions (Note 5) .................................................         (22)           (25)       (86)        --
                                                                                   ---------      ---------  ---------  ---------
      Total expenses net of reductions .........................................       3,189          2,253      1,836        627
                                                                                   ---------      ---------  ---------  ---------
NET INVESTMENT INCOME (LOSS) ...................................................      (1,233)         4,028      4,468      2,009
                                                                                   ---------      ---------  ---------  ---------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold ................................      57,740         (2,795)    55,519      9,358
   Net realized gain  on futures contracts .....................................          --             --         --        136
   Net realized gain on foreign currency transactions ..........................          --          5,149         --         --
   Net change in unrealized appreciation of assets and liabilities in foreign
     currency ..................................................................          --          1,657         --         --
   Net change in unrealized appreciation of investments and futures contracts ..      44,512         65,658     48,648     42,591
                                                                                   ---------      ---------  ---------  ---------

NET GAIN (LOSS)ON INVESTMENTS ..................................................     102,252         69,669    104,167     52,085
                                                                                   ---------      ---------  ---------  ---------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........................   $ 101,019      $  73,697  $ 108,635  $  54,094
                                                                                   =========      =========  =========  =========

------------------------------


                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                                      Investment Grade   Government      Money
                                                                                           Income           Bond        Market
                                                                                            Fund            Fund         Fund
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Interest (Note 2) .................................................................   $ 6,568          $ 1,925       $ 7,184
   Dividends (Note 2) ................................................................       160               19            74
   Securities lending income (Note 2) ................................................        --               --            --
   Less net foreign taxes withheld ...................................................        --               --            --
                                                                                         -------          -------       -------
      Total investment income ........................................................     6,728            1,944         7,258
                                                                                         -------          -------       -------

EXPENSES
   Investment advisory fees (Notes 3and 4) ...........................................       443              153           337
   Custodian and securities lending fees (Note 3) ....................................        14                6            14
   Fund accounting fees (Note 3) .....................................................        29               21            26
   Legal fees ........................................................................         2                1             3
   Audit fees ........................................................................         5                5             5
   Trustees' fees and expenses (Note 3) ..............................................         4                1             6
   Reports to shareholders ...........................................................        22                6            13
   Insurance .........................................................................        --               --            --
   Miscellaneous .....................................................................         1                5             9
                                                                                         -------          -------       -------
      Total expenses before reductions ...............................................       520              198           413
      Less reductions (Note 5) .......................................................        --               --            --
                                                                                         -------          -------       -------
      Total expenses net of reductions ...............................................       520              198           413
                                                                                         -------          -------       -------
NET INVESTMENT INCOME (LOSS) .........................................................     6,208            1,746         6,845
                                                                                         -------          -------       -------
NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold ......................................       979              124           (18)
   Net realized gain  on futures contracts ...........................................        --               --            --
   Net realized gain on foreign currency transactions ................................        --               --            --
   Net change in unrealized appreciation of assets and liabilities in foreign currency        --               --            --
   Net change in unrealized appreciation of investments and futures contracts ........       676               55            --
                                                                                         -------          -------       -------

NET GAIN (LOSS)ON INVESTMENTS ........................................................     1,655              179           (18)
                                                                                         -------          -------       -------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................   $ 7,863          $ 1,925       $ 6,827
                                                                                         =======          =======       =======

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                           Select Aggressive              Select International
                                                                              Growth Fund                     Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months Ended   Year Ended   Six Months Ended   Year Ended
                                                                     June 30, 1998   December 31,    June 30, 1998   December 31,
                                                                       (Unaudited)        1997         (Unaudited)        1997
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period ..................................  $ 604,123       $ 407,442       $ 397,915       $ 246,877
                                                                      ---------       ---------       ---------       ---------

Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) ...................................     (1,233)         (2,312)          4,028           3,941
    Net realized gain (loss) on investments sold and
        foreign currency transactions ..............................     57,740          38,455           2,354          14,653
    Net change in unrealized appreciation (depreciation)
        of investments and assets and liabilities in
        foreign currency and futures contracts .....................     44,512          49,159          67,315          (6,505)
                                                                      ---------       ---------       ---------       ---------
    Net increase in net assets resulting from operations ...........    101,019          85,302          73,697          12,089
                                                                      ---------       ---------       ---------       ---------

Distributions to shareholders from:
    Net investment income ..........................................         --              --          (3,490)         (5,222)
    Distribution in excess of net investment income ................         --              --              --          (3,846)
    Net realized gain on investments ...............................         --         (45,242)             --         (12,588)
    Distribution in excess of net realized
        gain on investments ........................................         --          (1,941)             --              --
                                                                      ---------       ---------       ---------       ---------
        Total distributions ........................................         --         (47,183)         (3,490)        (21,656)
                                                                      ---------       ---------       ---------       ---------

Capital share transactions:
    Net proceeds from sales of shares ..............................     50,188         125,270          52,789         156,121
    Issued to shareholders in reinvestment of distributions ........         --          47,183           3,490          21,656
    Cost of shares repurchased .....................................     (8,143)        (13,891)        (30,322)        (17,172)
                                                                      ---------       ---------       ---------       ---------
        Net increase from
            capital share transactions .............................     42,045         158,562          25,957         160,605
                                                                      ---------       ---------       ---------       ---------
        Total increase in net assets ...............................    143,064         196,681          96,164         151,038
                                                                      ---------       ---------       ---------       ---------

NET ASSETS at end of period (including line A) .....................  $ 747,187       $ 604,123       $ 494,079       $ 397,915
                                                                      =========       =========       =========       =========

(A) Undistributed (distribution in excess of)
        net investment income (loss) ...............................  $  (1,233)      $      --       $   2,593       $   2,056
                                                                      =========       =========       =========       =========

OTHER INFORMATION:
Share transactions:
    Sold ...........................................................     22,230          56,853          33,836         110,808
    Issued to shareholders in reinvestment of distributions ........         --          21,321           2,096          15,986
    Repurchased ....................................................     (4,993)         (6,666)        (19,263)        (12,167)
                                                                      ---------       ---------       ---------       ---------
        Net increase in shares outstanding .........................     17,237          71,508          16,669         114,627
                                                                      =========       =========       =========       =========

---------------------------------------------------------------------------------------------

                                                                        Growth Fund
---------------------------------------------------------------------------------------------
                                                                Six Months Ended  Year Ended,
                                                                  June 30, 1998  December 31,
                                                                    (Unaudited)       1997
---------------------------------------------------------------------------------------------
NET ASSETS at beginning of period .........................          $ 728,679    $ 556,751
                                                                     ---------    ---------

Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) ..........................              4,468        9,740
    Net realized gain (loss) on investments sold and
        foreign currency transactions .....................             55,519      108,102
    Net change in unrealized appreciation (depreciation)
        of investments and assets and liabilities in
        foreign currency and futures contracts ............             48,648       24,922
                                                                     ---------    ---------
    Net increase in net assets resulting from operations ..            108,635      142,764
                                                                     ---------    ---------

Distributions to shareholders from:
    Net investment income .................................             (4,575)      (9,604)
    Distribution in excess of net investment income .......                 --           --
    Net realized gain on investments ......................             (8,113)    (117,671)
    Distribution in excess of net realized
        gain on investments ...............................                 --           --
                                                                     ---------    ---------
        Total distributions ...............................            (12,688)    (127,275)
                                                                     ---------    ---------

Capital share transactions:
    Net proceeds from sales of shares .....................             15,327       45,743
    Issued to shareholders in reinvestment of distributions             12,687      127,275
    Cost of shares repurchased ............................            (11,583)     (16,579)
                                                                     ---------    ---------
        Net increase from
            capital share transactions ....................             16,431      156,439
                                                                     ---------    ---------
        Total increase in net assets ......................            112,378      171,928
                                                                     ---------    ---------

NET ASSETS at end of period (including line A) ............          $ 841,057    $ 728,679
                                                                     =========    =========

(A) Undistributed (distribution in excess of)
        net investment income (loss) ......................          $      28    $     135
                                                                     =========    =========

OTHER INFORMATION:
Share transactions:
    Sold ..................................................              6,392       17,277
    Issued to shareholders in reinvestment of distributions              4,533       51,826
    Repurchased ...........................................             (4,833)      (6,222)
                                                                     ---------    ---------
        Net increase in shares outstanding ................              6,092       62,881
                                                                     =========    =========

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Equity Index                         Investment Grade
                                                                           Fund                                Income Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months Ended     Year Ended        Six Months Ended     Year Ended
                                                              June 30, 1998     December 31,         June 30, 1998     December 31,
                                                               (Unaudited)          1997              (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period .........................   $     297,191     $     151,130       $     189,503     $     157,327
                                                              -------------     -------------       -------------     -------------
Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) ..........................           2,009             3,154               6,208            11,198
    Net realized gain (loss) on investments sold and
        foreign currency transactions .....................           9,494             8,124                 979               207
    Net change in unrealized appreciation (depreciation)
        of investments and assets and liabilities in
        foreign currency and futures contracts ............          42,591            49,226                 676             4,490
                                                              -------------     -------------       -------------     -------------
    Net increase in net assets resulting from operations ..          54,094            60,504               7,863            15,895
                                                              -------------     -------------       -------------     -------------

Distributions to shareholders from:
    Net investment income .................................          (2,070)           (3,062)             (6,231)          (11,253)
    Distribution in excess of net investment income .......              --                --                  --                (9)
    Net realized gain on investments ......................            (592)           (7,995)                 --                --
    Distribution in excess of net realized
        gain on investments ...............................              --                --                  --                --
                                                              -------------     -------------       -------------     -------------
        Total distributions ...............................          (2,662)          (11,057)             (6,231)          (11,262)
                                                              -------------     -------------       -------------     -------------

Capital share transactions:
    Net proceeds from sales of shares .....................          60,697            89,175              21,676            27,270
    Issued to shareholders in reinvestment of distributions           2,662            11,057               6,231            11,262
    Cost of shares repurchased ............................         (22,369)           (3,618)             (2,684)          (10,989)
                                                              -------------     -------------       -------------     -------------
        Net increase from
            capital share transactions ....................          40,990            96,614              25,223            27,543
                                                              -------------     -------------       -------------     -------------

        Total increase in net assets ......................          92,422           146,061              26,855            32,176
                                                              -------------     -------------       -------------     -------------

NET ASSETS at end of period (including line A) ............   $     389,613     $     297,191       $     216,358     $     189,503
                                                              =============     =============       =============     =============

(A) Undistributed (distribution in excess of)
        net investment income (loss) ......................   $          33     $          95       $          (5)    $          18
                                                              =============     =============       =============     =============

OTHER INFORMATION:
Share transactions:
    Sold ..................................................          21,627            35,527              19,165            24,928
    Issued to shareholders in reinvestment of distributions
    Repurchased ...........................................             838             4,100               5,578            10,340
                                                                     (9,014)           (1,473)             (2,284)          (10,070)
        Net increase in shares outstanding ................   -------------     -------------       -------------     -------------
                                                                     13,451            38,154              22,459            25,198
                                                              =============     =============       =============     =============

-----------------------------------------------------------------------------------------------------------------------------------
                                                                         Government                            Money Market
                                                                          Bond Fund                                Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Six Months Ended     Year Ended        Six Months Ended     Year Ended
                                                              June 30, 1998     December 31,         June 30, 1998     December 31,
                                                               (Unaudited)          1997              (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of period .........................  $      55,513     $      46,396       $     260,620     $     217,256
                                                             -------------     -------------       -------------     -------------

Increase (decrease) in net assets
resulting from operations:
    Net investment income (loss) ..........................          1,746             2,893               6,845            12,775
    Net realized gain (loss) on investments sold and
        foreign currency transactions .....................            124               (70)                (18)               (8)

    Net change in unrealized appreciation (depreciation)
        of investments and assets and liabilities in
        foreign currency and futures contracts ............             55               570                  --                --
                                                             -------------     -------------       -------------     -------------
    Net increase in net assets resulting from operations ..          1,925             3,393               6,827            12,767
                                                             -------------     -------------       -------------     -------------



Distributions to shareholders from:
    Net investment income .................................         (1,765)           (2,898)             (6,845)          (12,775)
    Distribution in excess of net investment income .......             --                --                  --                --
    Net realized gain on investments ......................             --                --                  --                --
    Distribution in excess of net realized
        gain on investments ...............................             --                --                  --                --
                                                             -------------     -------------       -------------     -------------
        Total distributions ...............................         (1,765)           (2,898)             (6,845)          (12,775)
                                                             -------------     -------------       -------------     -------------

Capital share transactions:
    Net proceeds from sales of shares .....................         11,319            13,847             119,084           198,111
    Issued to shareholders in reinvestment of distributions          1,765             2,898               6,845            12,775
    Cost of shares repurchased ............................         (2,354)           (8,123)           (116,788)         (167,514)
                                                             -------------     -------------       -------------     -------------
        Net increase from
            capital share transactions ....................         10,730             8,622               9,141            43,372
                                                             -------------     -------------       -------------     -------------
        Total increase in net assets ......................         10,890             9,117               9,123            43,364
                                                             -------------     -------------       -------------     -------------

NET ASSETS at end of period (including line A) ............  $      66,403     $      55,513       $     269,743     $     260,620
                                                             =============     =============       =============     =============

(A) Undistributed (distribution in excess of)
        net investment income (loss) ......................  $         (15)    $           4       $          --     $          --
                                                             =============     =============       =============     =============

OTHER INFORMATION:
Share transactions:
    Sold ..................................................         10,698            13,258             119,085           198,111
    Issued to shareholders in reinvestment of distributions          1,802             2,801               6,845            12,775
    Repurchased ...........................................         (2,343)           (7,820)           (116,788)         (167,514)
                                                             -------------     -------------       -------------     -------------
        Net increase in shares outstanding ................         10,157             8,239               9,142            43,372
                                                             =============     =============       =============     =============

                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                                     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
------------------------------------------------------------------------------------------------------------------------------------


                                Income from Investment Operations                            Less Distributions
                       -----------------------------------------------   ---------------------------------------------------

                                              Net Realized
                          Net                      and                                 Distributions
                         Asset        Net      Unrealized                   Dividends    from Net
                         Value    Investment   Gain (Loss)   Total from     from Net     Realized    Distributions
     Year Ended        Beginning    Income         on        Investment    Investment     Capital         in        Return of
    December 31,       of Period  (Loss)/(2)/  Investments   Operations      Income        Gains        Excess       Capital
-------------------    ---------  -----------  -----------  -----------    ----------  ------------- -------------  ---------
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/         2.225       (0.004)        0.366        0.362          --            --           --           --
       1997              2.037       (0.009)        0.387        0.378          --        (0.182)      (0.008)/(3)/     --
       1996              1.848       (0.009)        0.351        0.342          --        (0.153)          --           --
       1995              1.397       (0.001)        0.452        0.451          --            --           --           --
       1994              1.431       (0.002)       (0.032)      (0.034)         --            --           --           --
       1993              1.197        0.001         0.234        0.235      (0.001)           --           --           --
       1992              1.000        0.001         0.197        0.198      (0.001)           --           --           --
Select International
   Equity Fund/(1)/
       1998/(D)/         1.341        0.012         0.235        0.247      (0.011)           --           --           --
       1997              1.356        0.015         0.049        0.064      (0.019)       (0.046)      (0.014)/(4)/     --
       1996              1.136        0.011         0.238        0.249      (0.012)       (0.003)      (0.014)/(4)/     --
       1995              0.963        0.013         0.176        0.189      (0.011)       (0.005)          --           --
       1994              1.000        0.003        (0.038)      (0.035)     (0.001)       (0.001)          --           --
  Growth Fund/(1)/
       1998/(D)/         2.416        0.015         0.345        0.360      (0.015)       (0.027)          --           --
       1997              2.333        0.039         0.540        0.579      (0.038)       (0.458)          --           --
       1996              2.176        0.047         0.386        0.433      (0.048)       (0.228)          --           --
       1995              1.814        0.049         0.539        0.588      (0.049)       (0.177)          --           --
       1994              1.939        0.043        (0.041)       0.002      (0.043)       (0.084)          --           --
       1993              2.034        0.039         0.095        0.134      (0.039)       (0.180)          --       (0.010)
       1992              1.976        0.034         0.105        0.139      (0.034)       (0.047)          --           --
       1991              1.471        0.038         0.548        0.586      (0.039)       (0.042)          --           --
       1990              1.558        0.041        (0.047)      (0.006)     (0.041)       (0.040)          --           --
       1989              1.308        0.043         0.289        0.332      (0.046)       (0.036)          --           --
       1988              1.147        0.037         0.200        0.237      (0.037)       (0.039)          --           --



                           Less Distributions
                      ----------------------------

                                           Net
                                         Increase
                                        (Decrease)
                                            in
     Year Ended           Total          Net Asset
    December 31,      Distributions        Value
-------------------   -------------     ----------
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/             --            0.362
       1997              (0.190)           0.188
       1996              (0.153)           0.189
       1995                  --            0.451
       1994                  --           (0.034)
       1993              (0.001)           0.234
       1992              (0.001)           0.197
Select International
   Equity Fund/(1)/
       1998/(D)/         (0.011)           0.236
       1997              (0.079)          (0.015)
       1996              (0.029)           0.220
       1995              (0.016)           0.173
       1994              (0.002)          (0.037)
  Growth Fund/(1)/
       1998/(D)/         (0.042)           0.318
       1997              (0.496)           0.083
       1996              (0.276)           0.157
       1995              (0.226)           0.362
       1994              (0.127)          (0.125)
       1993              (0.229)          (0.095)
       1992              (0.081)           0.058
       1991              (0.081)           0.505
       1990              (0.081)          (0.087)
       1989              (0.082)           0.250
       1988              (0.076)           0.161

------------------------------------------
*    Annualized
**   Not Annualized
(A)  Including reimbursements, waivers, and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C)  Excluding reimbursements and reductions.
(D)  For six months ended June 30, 1998 (Unaudited)
(E)  For period ended June 30, 1998 (Unaudited)
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select International Equity Fund commenced operations on May 2, 1994. The Growth Fund changed sub-advisers on April 1, 1988.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were ($0.004) for the six months ended June 30, 1998, $(0.010) in 1997, $0.000 in 1993 and $(0.001) in 1992 for
     Select Aggressive Growth Fund; $0.012 for the six months ended June 30, 1998, $0.015 in 1997, $0.011 in 1996 and $0.002 in 1994 for Select
     International Equity Fund, and $0.015 for the six months ended June 30, 1998, $0.038 in 1997, $0.046 in 1996, and $0.038 in 1993 for Growth Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------


                                                     Ratios/Supplemental Data
                         ---------------------------------------------------------------------------------
                                                   Ratios To Average Net Assets
                                 -----------------------------------------------------------------

                             Net Asset                  Net Assets
                               Value                      End of             Net
     Year Ended               End of        Total         Period          Investment               Operating Expenses
    December 31,              Period       Return         (000's)        Income (Loss)       (A)          (B)          (C)
-------------------         ----------   ----------     -----------      -------------    --------     --------     --------
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/               2.587       16.27%**       747,187             (0.36)%*      0.93%*       0.94%*       0.94%*
       1997                    2.225       18.71%         604,123             (0.45)%       0.99%        1.04%        1.04%
       1996                    2.037       18.55%         407,442             (0.53)%       1.08%        1.08%        1.08%
       1995                    1.848       32.28%         254,872             (0.07)%       1.09%          --         1.09%
       1994                    1.397       (2.31)%        136,573             (0.21)%       1.16%          --         1.16%
       1993                    1.431       19.51%          66,251              0.10%        1.19%          --         1.23%
       1992                    1.197       19.85%**         9,270              0.34%*       1.35%*         --         1.88%*
Select International
   Equity Fund/(1)/
       1998/(D)/               1.577       18.43%**       494,079              1.81%*       1.07%*       1.08%*       1.08%*
       1997                    1.341        4.65%         397,915              1.17%        1.15%        1.17%        1.17%
       1996                    1.356       21.94%         246,877              1.22%        1.20%        1.23%        1.23%
       1995                    1.136       19.63%         104,312              1.68%        1.24%          --         1.24%
       1994                    0.963       (3.49)%**       40,498              0.87%*       1.50%*         --         1.78%*
  Growth Fund/(1)/
       1998/(D)/               2.734       14.90%**       841,057              1.50%*       0.47%*      0.49%*        0.49%*
       1997                    2.416       25.14%         728,679              1.48%        0.47%       0.49%         0.49%
       1996                    2.333       20.19%         556,751              2.04%        0.48%       0.51%         0.51%
       1995                    2.176       32.80%         444,871              2.34%        0.54%         --          0.54%
       1994                    1.814        0.16%         335,714              2.25%        0.56%         --          0.56%
       1993                    1.939        6.66%         338,545              1.92%        0.54%         --          0.55%
       1992                    2.034        7.11%         270,828              1.85%        0.58%         --          0.58%
       1991                    1.976       40.44%         182,965              2.26%        0.57%         --          0.57%
       1990                    1.471       (0.30)%         97,179              2.82%        0.60%         --          0.60%
       1989                    1.558       25.64%          76,783              2.98%        0.71%         --          0.71%
       1988                    1.308       20.80%/(4)/     52,439              2.93%        0.75%         --          0.75%




                                                            Portfolio
     Year Ended                   Management Fee            Turnover
    December 31,                 Gross       Net              Rate
-------------------            --------   ---------     ---------------
  Select Aggressive
   Growth Fund/(1)/
       1998/(D)/                0.88%*      0.88%*              53%
       1997                     0.95%       0.95%               95%
       1996                     1.00%       1.00%              113%
       1995                     1.00%       1.00%              104%
       1994                     1.00%       1.00%              100%
       1993                     1.00%       0.96%               76%
       1992                      N/A         N/A                33%
Select International
   Equity Fund/(1)/
       1998/(D)/                0.90%*      0.90%*              15%
       1997                     0.97%       0.97%               20%
       1996                     1.00%       1.00%               18%
       1995                     1.00%       1.00%               24%
       1994                     1.00%*      0.72%*              19%
  Growth Fund/(1)/
       1998/(D)/                0.44%*      0.44%*              42%
       1997                     0.43%       0.43%               79%
       1996                     0.44%       0.44%               72%
       1995                     0.46%       0.46%               64%
       1994                     0.48%       0.48%               46%
       1993                     0.49%       0.48%               42%
       1992                      N/A         N/A                19%
       1991                      N/A         N/A                24%
       1990                      N/A         N/A                39%
       1989                      N/A         N/A                33%
       1988                      N/A         N/A                99%

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                  Income from Investment Operations                            Less Distributions
                       --------------------------------------------------- --------------------------------------------------

                                                Net Realized
                            Net                      and                                 Distributions
                           Asset                 Unrealized                   Dividends    from Net
                           Value        Net      Gain (Loss)    Total from    from Net     Realized   Distributions
      Year Ended         Beginning  Investment       on         Investment   Investment     Capital        in      Return of
     December 31,        of Period   Income/(2)/ Investments    Operations     Income        Gains       Excess     Capital
     ------------        ---------  ----------- -------------  -----------  -----------  ------------ ------------ ---------
 Equity Index Fund/(1)/
         1998/(D)/         2.753       0.017         0.462        0.479        (0.018)      (0.005)          --          --
         1997              2.165       0.034         0.664        0.698        (0.033)      (0.077)          --          --
         1996              1.827       0.035         0.370        0.405        (0.035)      (0.032)          --          --
         1995              1.468       0.035         0.474        0.509        (0.035)      (0.047)      (0.002)/(3)/ (0.066)
         1994              1.505       0.033        (0.018)       0.015        (0.033)      (0.019)          --          --
         1993              1.409       0.032         0.102        0.134        (0.031)      (0.007)          --          --
         1992              1.354       0.030         0.066        0.096        (0.031)      (0.010)          --          --
         1991              1.080       0.032         0.279        0.311        (0.032)      (0.005)          --          --
         1990              1.000       0.009         0.080        0.089        (0.009)          --           --          --
   Investment Grade
      Income Fund
         1998/(D)/         1.112       0.033         0.011         0.044       (0.034)          --           --          --
         1997              1.084       0.071         0.028         0.099       (0.071)          --           --          --
         1996              1.117       0.070        (0.033)        0.037       (0.070)          --           --          --
         1995              1.012       0.071         0.106         0.177       (0.071)          --       (0.001)/(4)/    --
         1994              1.111       0.066        (0.099)       (0.033)      (0.066)          --           --          --
         1993              1.074       0.065         0.049         0.114       (0.065)      (0.012)          --          --
         1992              1.085       0.075         0.013         0.088       (0.075)      (0.024)          --          --
         1991              1.004       0.080         0.081         0.161       (0.080)          --           --          --
         1990              1.011       0.083        (0.006)        0.077       (0.084)          --           --          --
         1989              0.968       0.082         0.044         0.126       (0.083)          --           --          --
         1988              0.974       0.084        (0.006)        0.078       (0.084)          --           --          --
                       -------------
                                          Net
                                       Increase
                                      (Decrease)
                                          in
      Year Ended           Total       Net Asset
     December 31,      Distributions     Value
                       -------------  ----------
 Equity Index Fund/(1)/
         1998/(D)/         (0.023)      0.456
         1997              (0.110)      0.588
         1996              (0.067)      0.338
         1995              (0.150)      0.359
         1994              (0.052)     (0.037)
         1993              (0.038)      0.096
         1992              (0.041)      0.055
         1991              (0.037)      0.274
         1990              (0.009)      0.080
   Investment Grade
      Income Fund
         1998/(D)/         (0.034)      0.010
         1997              (0.071)      0.028
         1996              (0.070)     (0.033)
         1995              (0.072)      0.105
         1994              (0.066)     (0.099)
         1993              (0.077)      0.037
         1992              (0.099)     (0.011)
         1991              (0.080)      0.081
         1990              (0.084)     (0.007)
         1989              (0.083)      0.043
         1988              (0.084)     (0.006)
-----------------------------------------

*   Annualized
**  Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(C) Excluding reimbursements and reductions.
(D) For six months ended June 30, 1998 (Unaudited)
(E) For period ended June 30, 1998 (Unaudited)
(1) The Equity Index Fund commenced operations on September 28, 1990.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.031 in 1993, $0.028 in 1992, and $0.031 in 1991 for Equity Index Fund, and $0.065 in 1993 for Investment Grade Income Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Unaudited


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

--------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
--------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
               ----------------------------------------------------------------------------------------------------
                                                   Ratios To Average Net Assets
                         --------------------------------------------------------------------------------

                             Net Asset                  Net Assets
                               Value                      End of             Net
      Year Ended              End of        Total         Period         Investment               Operating Expenses
     December 31,             Period       Return         (000's)       Income (Loss)        (A)          (B)          (C)
     ------------           ----------   ----------     -----------     -------------     --------     --------     --------
 Equity Index Fund/(1)/
         1998/(D)/             3.209       17.40%**       389,613            1.18%*         0.37%*       0.37%*       0.37%*
         1997                  2.753       32.41%         297,190            1.38%          0.44%        0.44%        0.44%
         1996                  2.165       22.30%         151,129            1.79%          0.46%        0.46%        0.46%
         1995                  1.827       36.18%          90,889            1.96%          0.55%           --        0.55%
         1994                  1.468        1.06%          52,246            2.25%          0.57%           --        0.57%
         1993                  1.505        9.53%          42,842            2.28%          0.57%           --        0.63%
         1992                  1.409        7.25%          22,393            2.47%          0.57%           --        0.75%
         1991                  1.354       29.16%           9,700            2.73%          0.55%           --        0.64%
         1990                  1.080        8.90%**         5,469            3.39%*         0.38%*          --        0.38%*
   Investment Grade
      Income Fund
         1998/(D)/             1.122        3.96%**       216,358            6.12%*         0.51%*       0.51%*       0.51%*
         1997                  1.112        9.45%         189,503            6.48%          0.51%        0.51%        0.51%
         1996                  1.084        3.56%         157,327            6.50%          0.52%        0.52%        0.52%
         1995                  1.117       17.84%         141,625            6.66%          0.53%           --        0.53%
         1994                  1.012       (2.96)%        109,972            6.25%          0.58%           --        0.58%
         1993                  1.111       10.80%         107,124            6.16%          0.54%           --        0.55%
         1992                  1.074        8.33%          52,874            7.25%          0.59%           --        0.59%
         1991                  1.085       16.75%          29,018            8.10%          0.60%           --        0.60%
         1990                  1.004        8.02%          18,226            9.14%          0.56%           --        0.56%
         1989                  1.011       13.52%          13,171            8.67%          0.78%           --        0.78%
         1988                  0.968        8.20%           8,951            8.57%          0.77%           --        0.77%

                                                          Portfolio
      Year Ended             Management Fee               Turnover
     December 31,          Gross         Net                Rate
     ------------        --------     --------         -------------
 Equity Index Fund/(1)/
         1998/(D)/          0.29%*      0.29%*              17%
         1997               0.31%       0.31%                9%
         1996               0.32%       0.32%               12%
         1995               0.34%       0.34%                8%
         1994               0.35%       0.35%                7%
         1993               0.35%       0.29%                4%
         1992                 N/A         N/A                6%
         1991                 N/A         N/A                6%
         1990                 N/A         N/A                1%
   Investment Grade
      Income Fund
         1998/(D)/          0.44%*      0.44%*              54%
         1997               0.41%       0.41%               48%
         1996               0.40%       0.40%              108%
         1995               0.41%       0.41%              126%
         1994               0.42%       0.42%              129%
         1993               0.45%       0.44%               55%
         1992                 N/A         N/A               71%
         1991                 N/A         N/A               52%
         1990                 N/A         N/A                5%
         1989                 N/A         N/A                4%
         1988                 N/A         N/A               12%

-------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
-------------------------------------------------------------------------------


                                     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------------------------------------------------------

                             Income from Investment Operations                            Less Distributions
                  --------------------------------------------------- ----------------------------------------------------

                                           Net Realized
                       Net                      and                                 Distributions
                      Asset                 Unrealized                   Dividends    from Net
                      Value        Net      Gain (Loss)    Total from    from Net     Realized   Distributions
 Year Ended         Beginning   Investment       on        Investment    Investment    Capital        in         Return of
December 31,        of Period   Income/(3)/ Investments    Operations     Income        Gains       Excess       Capital
------------      ----------- -----------   -----------   -----------  ------------ ------------ ------------   ---------
 Government
Bond Fund/(1)/
  1998/(D)/       $   1.047   $   0.029     $   0.004     $   0.033    $  (0.029)   $      --    $      --      $     --
    1997              1.036       0.061         0.011         0.072       (0.061)          --           --            --
    1996              1.062       0.062        (0.026)        0.036       (0.062)          --           --            --
    1995              0.997       0.062         0.066         0.128       (0.062)          --       (0.001)/(2)/      --
    1994              1.070       0.063        (0.073)       (0.010)      (0.063)          --           --            --
    1993              1.051       0.055         0.024         0.079       (0.055)      (0.003)          --        (0.002)
    1992              1.047       0.057         0.009         0.066       (0.057)      (0.005)          --            --
    1991              1.000       0.022         0.051         0.073       (0.022)      (0.004)          --            --
Money Market
    Fund
  1998/(D)/           1.000       0.026            --         0.026       (0.026)          --           --            --
    1997              1.000       0.053            --         0.053       (0.053)          --           --            --
    1996              1.000       0.052            --         0.052       (0.052)          --           --            --
    1995              1.000       0.057            --         0.057       (0.057)          --           --            --
    1994              1.000       0.039            --         0.039       (0.039)          --           --            --
    1993              1.000       0.030            --         0.030       (0.030)          --           --            --
    1992              1.000       0.037            --         0.037       (0.037)          --           --            --
    1991              1.000       0.060            --         0.060       (0.060)          --           --            --
    1990              1.000       0.078            --         0.078       (0.078)          --           --            --
    1989              1.000       0.086            --         0.086       (0.086)          --           --            --
    1988              1.000       0.071            --         0.071       (0.071)          --           --            --

                       Less Distributions
            --------------------------------------

                                         Net
                                      Increase
                                     (Decrease)
                                          in
Year Ended            Total           Net Asset
December 31,       Distributions        Value
------------      ---------------  --------------
Government
Bond Fund/(1)/
 1998/(D)/         $  (0.029)      $   0.004
   1997               (0.061)          0.011
   1996               (0.062)         (0.026)
   1995               (0.063)          0.065
   1994               (0.063)         (0.073)
   1993               (0.060)          0.019
   1992               (0.062)          0.004
   1991               (0.026)          0.047
Money Market
   Fund
 1998/(D)/            (0.026)             --
   1997               (0.053)             --
   1996               (0.052)             --
   1995               (0.057)             --
   1994               (0.039)             --
   1993               (0.030)             --
   1992               (0.037)             --
   1991               (0.060)             --
   1990               (0.078)             --
   1989               (0.086)             --
   1988               (0.071)             --

----------------------------------------------------------------
*          Annualized
**         Not Annualized
 (A)       Including reimbursements and reductions.
 (B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
 (C)       Excluding reimbursements and reductions.
 (D)       Six months ended June 30, 1998 (Unaudited)
 (1)       The Government Bond Fund commenced operations on August 26, 1991.
 (2)       Distributions in excess of net investment income.
 (3) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993 and $0.084 in 1988 for Money Market Fund.
 (4)       Unaudited


                       See Notes to Financial Statements.
                       ---------------------------------------------------------

-------------------------------------------------------------------------------
                           ALLMERICA INVESTMENT TRUST
-------------------------------------------------------------------------------

                                                     Ratios/Supplemental Data
               -----------------------------------------------------------------------------------------
                                                   Ratios To Average Net Assets
                        --------------------------------------------------------------------

                         Net Asset                  Net Assets
                           Value                      End of             Net
 Year Ended               End of        Total         Period         Investment                 Operating Expenses
December 31,              Period       Return         (000's)          Income            (A)         (B)           (C)
------------            ---------     ---------     ----------        ---------        --------    --------      --------
 Government
Bond Fund/(1)/
  1998/(D)/             $  1.051        3.20%**     $  66,403            5.71%*         0.65%*       0.65%*       0.65%*
    1997                   1.047        7.08%          55,513            5.92%          0.67%        0.67%        0.67%
    1996                   1.036        3.51%          46,396            5.90%          0.66%        0.66%        0.66%
    1995                   1.062       13.06%          45,778            5.91%          0.69%           --        0.69%
    1994                   0.997       (0.88)%         42,078            5.60%          0.70%           --        0.70%
    1993                   1.070        7.51%          77,105            5.51%          0.61%           --        0.62%
    1992                   1.051        6.59%          33,689            6.13%          0.68%           --        0.69%
    1991                   1.047        7.60%**         7,591            5.55%*         0.54%*          --        0.54%*
Money Market
    Fund
  1998/(D)/                1.000        2.74%**       269,743            5.45%*         0.33%*       0.33%*       0.33%*
    1997                   1.000        5.47%         260,620            5.33%          0.35%        0.35%        0.35%
    1996                   1.000        5.36%         217,256            5.22%          0.34%        0.34%        0.34%
    1995                   1.000        5.84%         155,211            5.68%          0.36%           --        0.36%
    1994                   1.000        3.93%          95,991            3.94%          0.45%           --        0.45%
    1993                   1.000        3.00%          71,052            2.95%          0.42%           --        0.43%
    1992                   1.000        3.78%          64,506            3.65%          0.44%           --        0.44%
    1991                   1.000        6.67%          39,909            5.98%          0.43%           --        0.43%
    1990                   1.000        8.63%          28,330            8.22%          0.42%           --        0.42%
    1989                   1.000        9.69%          12,060            8.62%          0.58%           --        0.58%
    1988                   1.000        7.30%/(4)/      7,156            7.13%          0.60%           --        0.71%

                                                    Portfolio
 Year Ended             Management Fee              Turnover
 December 31,         Gross         Net               Rate
--------------       --------    ----------        ---------
 Government
Bond Fund/(1)/
  1998/(D)/            0.50%*      0.50%*              45%
    1997               0.50%       0.50%               56%
    1996               0.50%       0.50%              112%
    1995               0.50%       0.50%              180%
    1994               0.50%       0.50%              106%
    1993               0.50%       0.49%               35%
    1992                 N/A         N/A               67%
    1991                 N/A         N/A               65%
Money Market
    Fund
  1998/(D)/            0.27%*      0.27%*              N/A
    1997               0.27%       0.27%               N/A
    1996               0.28%       0.28%               N/A
    1995               0.29%       0.29%               N/A
    1994               0.31%       0.31%               N/A
    1993               0.32%       0.31%               N/A
    1992                 N/A         N/A               N/A
    1991                 N/A         N/A               N/A
    1990                 N/A         N/A               N/A
    1989                 N/A         N/A               N/A
    1988                 N/A         N/A               N/A

-----------------------------------------------------

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                           ALLMERICA INVESTMENT TRUST
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                    NOTES TO FINANCIAL STATEMENTS (Unaudited)
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1.    ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select International Equity, Growth, Equity Index, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios").

2.    SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles and consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity Fund may enter into forward foreign currency contracts whereby the Portfolio agrees to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

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                           ALLMERICA INVESTMENT TRUST
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              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
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Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coupton bonds, stepped-coupon bonds and payment in kind bonds, which are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Equity Index, Investment Grade Income and Government Bond Funds, and annually for the Select Aggressive Growth and Select International Equity Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post-October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Bankers Trust Company ("Bankers Trust") as their agent, may loan securities to brokers who pay the Portfolio negotiated lenders' fees. These fees are disclosed as "securities lending income" on the Statements of Operations. Each applicable Portfolio receives obligations of the U.S. government and its agencies, cash and /or cash equivalents as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Information regarding the value of the securities loaned and the value of collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

Each Portfolio pays Bankers Trust fees for its services equal to 25% of net income from the securities lending program. For the period end, the Select Aggressive Growth Fund and Select International Equity Fund paid Bankers Trust $29,309 and $14,626, respectively.

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                           ALLMERICA INVESTMENT TRUST
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              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
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Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement transactions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each repurchase agreement transaction is recorded at cost. Each Portfolio requires that the securities purchased in a repurchase agreement transaction be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Investment Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement transactions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3.    INVESTMENT ADVISORY, ADMINISTRATION AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. The Manager succeeded Allmerica Investment Management Company, Inc. as manager of the Trust on April 16, 1998. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                                  Percentage of Average Daily Net Assets

                                 First               Next                 Next               Next                Over
Portfolio                    $100,000,000        $150,000,000         $250,000,000       $250,000,000        $750,000,000
-------------------------------------------------------------------------------------------------------------------------------
Select Aggressive Growth         1.00%               0.90%                0.85%              0.85%               0.85%
Select International Equity      1.00%               0.90%                0.85%              0.85%               0.85%
Growth                           0.60%               0.60%                0.40%              0.35%               0.35%
                                            First                         Next                         Over
Portfolio                                $50,000,000                  $200,000,000                 $250,000,000
-------------------------------------------------------------------------------------------------------------------------------
Equity Index                                0.35%                         0.30%                        0.25%
Government Bond                             0.50%                         0.50%                        0.50%
Money Market                                0.35%                         0.25%                        0.20%
                                            First                         Next                         Over
Portfolio                                $50,000,000                   $50,000,000                 $100,000,000
-------------------------------------------------------------------------------------------------------------------------------
Investment Grade Income                     0.50%                         0.45%                        0.40%


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                           ALLMERICA INVESTMENT TRUST
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              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the sub-advisers. The sub-advisers for each of the Portfolios are as follows:

  Select Aggressive Growth      Nicholas-Applegate Capital Management, L.P.
  Select International Equity   Bank of Ireland Asset Management (U.S.) Limited
  Growth                        Miller Anderson & Sherrerd, LLP
  Equity Index                  Allmerica Asset Management, Inc.
  Investment Grade Income       Allmerica Asset Management, Inc.
  Government Bond               Allmerica Asset Management, Inc.
  Money Market                  Allmerica Asset Management, Inc.

Miller Anderson & Sherrerd, LLP manages certain assets for First Allmerica and its affiliates. Standish, Ayer & Wood, Inc. also currently serves as investment adviser to an institutional account sponsored by First Allmerica.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, whereby Investor Services Group performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to Investor Services Group. In a separate agreement, Investor Services Group receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.


4.    REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select Aggressive Growth Fund - 1.35%, Select International Equity Fund - 1.50%, Growth Fund - 1.20%, Equity Index Fund - 0.60%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders.

5.    REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.


6.    SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. During the six months ended June 30, 1998, First Allmerica redeemed 5,231,487 shares of Select International Equity, and 6,353,213 shares of Equity Index.

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                           ALLMERICA INVESTMENT TRUST
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              NOTES TO FINANCIAL STATEMENTS (Unaudited), Continued
--------------------------------------------------------------------------------

7.    FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios, except the Government Bond Fund, may purchase securities of foreign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

8.    FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options transactions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select International Equity Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

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                           ALLMERICA INVESTMENT TRUST
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                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Variable Insurance Products Fund II, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This semi-annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Allmerica IRA contracts. Separate account financial statements are not provided.

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                                 Allmerica IRA


Allmerica Financial is a diversified group of insurance and financial services companies. Established in 1844, First Allmerica Financial is the fifth oldest, and one of the most respected, life insurance companies in the nation. Our financial expertise, combined with a range of insurance and investment products, allows us to help you create sound financial solutions to meet your individual needs.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.




                   The Allmerica IRA contract is issued by
     First Allmerica Financial Life Insurance Company and distributed by
                          Allmerica Investments, Inc.


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                 [LOGO OF ALLMERICA FINANCIAL(R) APPEARS HERE]


First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY & HI) Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica Investment Management Company, Inc. The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance Insurance Company Allmerica Asset Management, Inc. . Allmerica Financial Benefit Insurance Company . Sterling Risk Management Services, Inc. Citizens Corporation . Citizens Insurance Company of America . Citizens Management Inc. 440 Lincoln Street, Worcester, Massachusetts 01653